                                                              EXHIBIT 10.25


                         Amendment to Trust Agreement

THIS AMENDMENT TO TRUST AGREEMENT is made and entered into as of February 28 1995, between Municipal Bond Investors Assurance Corporation ("MBIA Corp."), MBIA Insurance Corp. of Illinois ("MBIA Illinois"), Chase Manhattan Bank, N.A. ("Chase") and Morgan Guaranty Trust Company ("Morgan").

    Section 1. Trust Agreement, dated as of December 31, 1989, by and among MBIA Corp., Chase, MBIA Illinois and Morgan (the "Agreement"), is hereby amended to replace Morgan, the existing Trustee thereunder, with Chase Manhattan Bank, N.A., such change to become effective on March 1, 1995.

    Section 2. Section 2 of the Agreement is hereby amended in its entirety to read as follows:

     "2. Place of Deposit.
         ----------------

     The assets shall be held by the Trustee at Chase Manhattan Bank, N.A., or, if appropriate, in book entry form at the Federal Reserve Bank of New York or in depositories such as the Depository Trust Company."

    Section 3. Section 20 of the Agreement is hereby amended to change the notice address of the Trustee to:

        Chase Manhattan Bank, N.A.
        4 Chase MetroTech Center
        Brooklyn, NY 11245
        Attn:  Laureen Young


    IN WITNESS WHEREOF, the parties have hereunto executed this agreement this 28 day of February, 1995.


Morgan Guaranty Trust Company       Municipal Bond Investors Assurance Corp.

By: ___________________________     By:______________________________
    Associate                       Title: Treasurer


Chase Manhattan Bank, N.A.          MBIA Illinois Insurance Corp.


By: ___________________________     By:______________________________
    Second Vice President           Title: Treasurer

                                                                   EXHIBIT 10.47


                      FIRST AMENDMENT TO TRUST AGREEMENT
                 BETWEEN FIDELITY MANAGEMENT TRUST COMPANY AND
                MUNICIPAL BOND INVESTORS ASSURANCE CORPORATION


    THIS FIRST AMENDMENT, dated as of the twenty-first day of January, 1992, by and between Fidelity Management Trust Company (the "Trustee") and Municipal Bond Investors Assurance Corporation (the "Sponsor");

                                  WITNESSETH:

    WHEREAS, the Trustee and the Sponsor heretofore entered into trust agreements dated December 31, 1991, with regard to the MBIA Inc. Master Plan (the "Plan"); and

    WHEREAS, the Trustee and the Sponsor now desire to amend said trust agreements as provided for in Section 13 thereof;

    NOW THEREFORE, in consideration of the above premises the Trustee and the Sponsor hereby amend the trust agreement by adding Section 4(e)(iii)(C) as follows:

     (C) Purchases and Sales from or to Sponsor.  The Trustee may purchase or
         --------------------------------------
    sell Sponsor Stock from or to the Sponsor if the purchase or sale is for adequate consideration (within the meaning of section 3(18) of ERISA) and no commission is charged. If Plan participant or Sponsor contributions under the Plan are to be invested in Sponsor Stock, the Sponsor may transfer Sponsor Stock in lieu of cash to the Trust. In this case the number of shares transferred shall be determined by dividing the amount of the contribution by the closing price of the Sponsor Stock on any national securities exchange on the trading day immediately preceding the date as of which the contribution is made.


    IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this First Amendment to be executed by their duly authorized officers effective as of the day and year first above written.


MBIA INC.                               FIDELITY MANAGEMENT TRUST COMPANY


By /s/ Hilda H. Boas  Jan 22, 1992      By /s/                        2/11/92
  --------------------------------        ------------------------------------
  Senior Vice President      Date         Senior Vice President          Date

                     SECOND AMENDMENT TO TRUST AGREEMENT
                BETWEEN FIDELITY MANAGEMENT TRUST COMPANY AND
                MUNICIPAL BOND INVESTORS ASSURANCE CORPORATION


    THIS SECOND AMENDMENT, dated as of the fifth day of March, 1992, by and between Fidelity Management Trust Company (the "Trustee") and Municipal Bond Investors Assurance Corporation (the "Sponsor");

                                  WITNESSETH:

    WHEREAS, the Trustee and the Sponsor heretofore entered into trust agreements dated December 31, 1991, with regard to the MBIA Inc. Master Plan (the "Plan"); and

    WHEREAS, the Trustee and the Sponsor now desire to amend said trust agreements as provided for in Section 13 thereof;

    NOW THEREFORE, in consideration of the above premises the Trustee and the Sponsor hereby amend the trust agreement by:

     .  Revising Schedule "G" (Telephone Exchange Guidelines) as attached.

     . Adding a sentence to the end of Section 4(c) (Participant Direction) to read as follows:

           The Administrator may, in its discretion and via facsimile, override a Plan participant direction involving Sponsor Stock.


    IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Second Amendment to be executed by their duly authorized officers effective as of the day and year first above written.


MBIA INC.                               FIDELITY MANAGEMENT TRUST COMPANY


By                                      By /s/ Hilda H. Boas     April 6, 1992
  --------------------------------        ------------------------------------
                             Date         Senior Vice President          Date

                                  SCHEDULE "G"

                         TELEPHONE EXCHANGE PROCEDURES
                         -----------------------------


The following telephone exchange procedures are currently employed by Fidelity Investments Retirement Services Company (FIRSCO).

Telephone exchange hours are 8:30 a.m. (EST) to 8:00 P.M. (EST) on each business day. A "business day" is any day on which the New York Stock Exchange is open.

FIRSCO reserves the right to change these telephone exchange procedures at its discretion.

                                  MUTUAL FUNDS
                                  ------------

   EXCHANGES BETWEEN MUTUAL FUNDS
   ------------------------------

   Participants may call on any business day to exchange between the mutual funds. If the request is received before 4:00 p.m. (EST), it will receive that day's trade date. Calls received after 4:00 P.M. (EST) will be processed on a next day basis.

                                 COMPANY STOCK
                                 -------------

 I. EXCHANGES FROM MUTUAL FUNDS TO COMPANY STOCK
    --------------------------------------------

    Company Stock exchanges are processed on a monthly cycle. Participants who wish to exchange out of a mutual fund into Company Stock may call between the 1st and the 13th of the month. No calls will be accepted after 4:00 p.m. (ET) on the 13th (or previous business day if the 13th is not a business day).

    Mutual fund shares are sold on the 15th of the month (or the previous business day if the 15th is not a business day) and the Company Stock is purchased within two (2) business days after the date on which the mutual fund shares are sold.

II. EXCHANGES FROM COMPANY STOCK TO MUTUAL FUNDS
    --------------------------------------------

    Participants who wish to exchange out of Company Stock into mutual funds may call between the 1st and the 13th of the month. No calls will be accepted after 4:00 P.M. (ET) on the 13th (or previous business day if the 13th is not a business day).

    The Company Stock is sold on the 16th (or the next business day if the 16th is not a business day) and the subsequent purchase into mutual funds will take place five (5) business days later. This allows for settlement of the stock trade at the custodian and the corresponding transfer to Fidelity. Orders for sales of Company Stock must be share specific.

                          GIC OPEN-END PORTFOLIO
                          ----------------------
 I. EXCHANGES BETWEEN MUTUAL FUNDS AND GIC OPEN-END PORTFOLIO
    ---------------------------------------------------------

    Participants who wish to exchange out of a mutual fund into the GIC Open-End Portfolio of the Fidelity Group Trust for Employee Benefit Plans (the "Group Trust") may call on any business day. If the request is received before 4:00 p.m. (EST), it will receive that day's trade date. Calls received after 4:00 p.m. (EST) will be processed on a next day basis.

II.  EXCHANGES FROM GIC OPEN-END PORTFOLIO TO COMPANY STOCK
     ------------------------------------------------------

     Participants who wish to exchange out of the GIC Open-End Portfolio into Company Stock may call between the 1st and the 13th of the month. No calls will be accepted after 4:00 p.m. (ET) on the 13th (or previous business day if the 13th is not a business day).

     GIC Open-End Portfolio shares are sold on the 15th of the month (or the previous business day if the 15th is not a business day) and the Company Stock is purchased within two (2) business days after the date on which the Open-End Portfolio shares are sold.

III. EXCHANGES FROM COMPANY STOCK TO GIC OPEN-END PORTFOLIO
     ------------------------------------------------------

    Participants who wish to exchange out of Company Stock into the GIC Open-End Portfolio may call between the 1st and the 13th of the month. No calls will be accepted after 4:00 p.m. (ET) on the 13th (or previous business day if the 13th is not a business day).

    The Company Stock is sold on the 16th (or the next business day if the 16th is not a business day) and the subsequent purchase into the Open-End Portfolio will take place five (5) business days later. This allows for settlement of the stock trade at the custodian and the corresponding transfer to Fidelity. Orders for sales of Company Stock must be share specific.



MBIA INC.



By /s/ Hilda H. Boas   April 6, 1992
  ----------------------------------
                              Date

                      THIRD AMENDMENT TO TRUST AGREEMENT
                BETWEEN FIDELITY MANAGEMENT TRUST COMPANY AND
                MUNICIPAL BOND INVESTORS ASSURANCE CORPORATION


       THIS THIRD AMENDMENT, dated as of April 1, 1993, by and between Fidelity Management Trust Company (the "Trustee") and Municipal Bond Investors Assurance Corporation (the "Sponsor"); and

                                  WITNESSETH:


       WHEREAS, the Trustee and the Sponsor heretofore entered into a trust agreement dated December 31, 1991, with regard to the MBIA, Inc. Master Plan (the "Plan"); and

       WHEREAS, the Trustee and the Sponsor now desire to amend said trust agreement as provided for in Section 13 thereof;

    NOW THEREFORE, in consideration of the above premises the Trustee and the Sponsor hereby amend the trust agreement by:

    .   Amending Section 4 by replacing Section 4(f) with the following:

          Notes.  The Administrator shall act as the Trustee's agent for the
          -----
          purpose of holding all trust investments in participant loan notes and related documentation and as such shall (i) hold physical custody of and keep safe the notes and other loan documents, (ii) collect and remit all principal and interest payments to the Trustee, (iii) keep the proceeds of such loans separate from the other assets of the Administrator and clearly identify such assets as Plan assets and (iv) cancel and surrender the notes and other loan documentation when a loan has been paid in full. To originate a participant loan, the Plan participant shall notify the Trustee of the request by use of the Telephone Exchange System. The Trustee shall determine, based on the current value of the Plan participant's account, the amount available for the loan. The Plan participant shall then direct the Trustee regarding the amount to be borrowed and the term or period for repayment. Based on the most recent interest rate supplied by the Sponsor in accordance with the terms of the Plan, the Trustee shall advise the Plan participant of such interest rate, as well as the installment payment amounts. The Trustee shall forward the loan document to the Plan participant for execution and submission for approval to the Administrator. The Administrator shall have the responsibility for approving the loan, via remote access, and instructing the Trustee of such approval. The Trustee shall send the loan proceeds to the Administrator or to the Plan participant in accordance with the directions from the Administrator. In all cases, such approval by the Administrator shall be made within 30 days of the Plan participant's initial request (the origination date).

     .   Amending Schedule "B" to reflect the Loan Fee as follows:

            Loan Fees               Establishment fee $35.00 per loan account;
                                    annual fee of $15.00 per loan account.

IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Third Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

MUNICIPAL BOND INVESTORS                  FIDELITY MANAGEMENT TRUST COMPANY
ASSURANCE CORPORATION


By                                      By
  ------------------------------          -------------------------------------
                           Date            Senior Vice President          Date

                  FOURTH AMENDMENT TO TRUST AGREEMENT BETWEEN
                     FIDELITY MANAGEMENT TRUST COMPANY AND
                 MUNICIPAL BOND INVESTORS ASSURANCE CORPORATION


    THIS FOURTH AMENDMENT, dated as of the first day of July, 1995 by and between Fidelity Management Trust Company (the "Trustee") and Municipal Bond Investors Assurance Corporation (the "Sponsor");

                                  WITNESSETH:

    WHEREAS, the Trustee and the Sponsor heretofore entered into a trust agreement dated December 31, 1991, with regard to the MBIA Inc. Employees Pension Plan and the MBIA Inc. Employees Profit Sharing and 401(k) Salary Deferral Plan (collectively and individually, the "Plan"); and

    WHEREAS, the Trustee and the Sponsor now desire to amend said trust agreement as provided for in Section 13 thereof;

    NOW THEREFORE, in consideration of the above premises the Trustee and the Sponsor hereby amend the trust agreement by:

     (1) Amending and adding the following mutual funds to the "investment options" portions of Schedules "A" and "C", as follows:

              Fidelity Overseas Fund
              Fidelity Puritan Fund

     (2) Amending and adding the following money classification to Schedule "A", as follows:

               Employer Profit Sharing


    IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Fourth Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

MBIA INC.                               FIDELITY MANAGEMENT TRUST COMPANY


By /s/ Hilda H. Boas     6-12-95        By
  --------------------------------        ------------------------------------
                             Date         Senior Vice President          Date

                                                                   EXHIBIT 10.61

                     SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 31st day of October, 1995, among MBIA INSURANCE CORPORATION and MBIA Inc. (collectively, the "Borrowers"), WACHOVIA BANK OF GEORGIA, N.A. as Agent and a Bank, BANCO SANTANDER, THE SUMITOMO BANK, LTD., NEW YORK BRANCH, THE CHASE MANHATTAN BANK, N.A., COMMERZBANK AKTIENGESELLSCHAFT, THE INDUSTRIAL BANK OF JAPAN, LIMITED, NEW YORK BRANCH and NBD BANK (formerly known as NBD BANK, N.A.) (together with their respective successors and assigns the "Existing Banks") and BANCA MONTE DEI PASCHI DI SIENA S.P.A.

                                  Background:
                                  ----------

     The Borrowers, the Existing Banks and the Agent have entered into a certain Credit Agreement, dated as of August 31, 1994 (the "Credit Agreement"), as amended by that certain First Amendment to Credit Agreement dated October 14, 1994.

     The Borrowers, the Existing Banks and the Agent wish to amend the Credit Agreement in certain respects, as hereinafter provided, and to add Banca Monte dei Paschi di Siena S.p.A. as a Bank party to the Credit Agreement (as defined in the Credit Agreement).

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions.  Capitalized terms used herein which are not
                -----------
otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

     SECTION 2. Amendments.  The Credit Agreement is hereby amended as set forth
                ----------
in this Section 2.
        ---------

          2.1  Amendments to Section 1.01. The definition of Termination Date
               --------------------------
contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Termination Date" means August 30, 1998, and any extensions thereof made pursuant to Section 2.05(b) hereof.

          2.2  Amendment Increasing Aggregate Commitments.  The Credit
               ------------------------------------------
Agreement shall be amended by increasing the total amount of the Commitments to $250,000,000. The Commitments of the respective Existing Banks shall not be modified by this Second Amendment to Credit Agreement. The cover page of the Credit Agreement shall be amended by deleting the amount $225,000,000 and inserting in place thereof the amount $250,000,000. The Agent shall deliver replacement Money Market Notes, executed by the Borrower, to the Existing Banks in the amount of the total Commitments (as increased hereby) in exchange for
the Money Market Notes currently outstanding.   The Money Market Notes
currently outstanding will be returned to the Borrowers for cancellation.

          2.3  Addition of Banca Monte del Paschi di Siena S.p.A. as a Bank.
               ------------------------------------------------------------
The Credit Agreement shall be amended by adding Banca Monte del Paschi di Siena S.p.A. as a Bank (as defined in the Credit Agreement) party thereto. Banca Monte del Paschi di Siena S.p.A. shall have all of the rights and obligations of a Bank under the Credit Agreement. The lending office and the Commitment of Banca Monte dei Paschi di Siena S.p.A. shall be as set forth on the signature pages hereof. The Agent shall deliver to Banca Monte del Paschi di Siena S.p.A. a Syndicated Note, executed by the Borrowers, in the amount of its Commitment, and a Money Market Note, executed by the Borrowers in the amount of the total Commitments (as increased by this Second Amendment to Credit Agreement).

         SECTION 3. No Other Amendment.  Except for the amendments set forth
                    ------------------
above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single instrument.

         SECTION 4. Representations and Warranties. The Borrowers hereby
                    ------------------------------
represent and warrant in favor of the Agent and the Banks (including, without limitation, Banca Monte del Paschi di Siena S.p.A.) as follows:

         (a) No Default or Event of Default under the Credit Agreement has occurred and is continuing on the date hereof,

         (b) The Borrowers have the corporate power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them;

         (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of each of the Borrowers and this Amendment constitutes the legal, valid and binding obligation of the Borrowers enforceable against each of them in accordance with its terms; provided, that the enforceability of this Amendment is subject to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditor's rights generally; and

         (d) The execution and delivery of this Amendment and the Borrowers' performance hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrowers other than those which have already been obtained or given, nor be in contravention of or in conflict with the respective Articles of 91 Incorporation or Bylaws of the Borrowers, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrowers are a party or by which the Borrowers' assets or properties are or may become bound.

         SECTION 5. Counterparts.  This Amendment may be executed in multiple
                    ------------
counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

         SECTION 6. Governing Law.  This Amendment shall be deemed to be made
                    -------------
pursuant to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia and shall be construed, interpreted, performed and enforced in accordance therewith.

         SECTION 7. Effective Date. This Amendment shall become effective as of
                    --------------
October 31, 1995.

         IN WITNESS WHEREOF. the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        MBIA INC.

                                        By: /s/ Christopher W. Tully   (SEAL)
                                            ----------------------------------
                                        Title: Treasurer


                                        MBIA INSURANCE CORPORATION

                                        By: /s/ Christopher W. Tully   (SEAL)
                                            ----------------------------------
                                        Title: SVP



               [Remainder of this page intentionally left blank]

                                        WACHOVIA BANK OF GEORGIA, N.A.,
                                        as Agent and as a Bank


                                        By: /s/ FC Childer
                                            ------------------------------
                                        Title: SVP


               [Remainder of this page intentionally left blank]

                                        BANCO SANTANDER

                                        By: /s/ Robert E. Schlegel   (SEAL)
                                            -------------------------------
                                        Title:  VICE PRESIDENT
                                                MANAGER-CORPORATE BANKING
                                                BANCO SANTANDER

                                        /s/ Dom J. Rodriguez
                                            DOM J. RODRIGUEZ
                                             VICE PRESIDENT
                                            BANCO SANTANDER

               [Remainder of this page intentionally left blank]

                                        THE SUMITOMO BANK, LTD.,
                                        NEW YORK BRANCH

                                        By: /s/ Yoshinori Kawamura   (SEAL)
                                            -------------------------------
                                                Yoshinori Kawamura
                                        Title:  Joint General Manager


               [Remainder of this page intentionally left blank]

                                        THE CHASE MANHATTAN BANK, N.A.


                                        By: /s/ J. David Parker, Jr. (SEAL)
                                            -------------------------------
                                                   J. DAVID PARKER, Jr.
                                        Title:  Vice President



               [Remainder of this page intentionally left blank]

                                        COMMERZBANK AKTIENGESELLSCHAFT

                                        By: /s/ ???????????????   (SEAL)
                                            -------------------------------
                                        Title:


               [Remainder of this page intentionally left blank]

                                        THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED
                                        NEW YORK BRANCH

                                        By: /s/ Robert Ramage, Jr.   (SEAL)
                                            -------------------------------
                                                ROBERT RAMAGE, JR.
                                        Title:  SENIOR VICE PRESIDENT


              [Remainder of this page intentionally, left blank]

                                        NBD BANK (formerly known as NBD BANK,
                                        N.A.)

                                        By: /s/ Anna R. Hoffman    (SEAL)
                                            -------------------------------
                                                ANNA R. HOFFMAN
                                        Title:  VICE PRESIDENT


               [Remainder of this page intentionally left blank]

$25,000,000                             BANCA MONTE DEI PASCHI DI SIENA S.P.A.

                                        By: /s/ ?????????????     (SEAL)
                                            -------------------------------
                                        Title:

                                        By: /s/ Brian R. Landy   (SEAL)
                                            -------------------------------
                                                Brian R. Landy
                                        Title:  Vice President


                                        Lending Office
                                        --------------

                                        Banca Monte dei Paschi di Siena S.p.A.
                                        245 Park Avenue
                                        New York, New York 10167-0036
                                        Telecopy number:  (212) 557-8039
                                        Telephone number: (212) 557-8111

                      MBIA INC. SECRETARY'S CERTIFICATE
                      ----------------------------------

Wachovia Bank of Georgia, N.A.,
  as Agent
191 Peachtree Street, N.E.
Atlanta, GA 30303


Ladies and Gentlemen:

    Reference is made to the Second Amendment to Credit Agreement, dated as of October 31, 1995 (the "Second Amendment") to the Credit Agreement, dated as of August 31, 1994, as heretofore amended (collectively, the "Credit Agreement") by and among MBIA Inc. ("MBIA"), MBIA Insurance Corporation, Wachovia Bank of Georgia, N.A., as Agent and as Bank, and the other Banks signatory thereto. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement

    The undersigned, Louis G. Lenzi, Secretary of MBIA, hereby certifies that he has been duly elected, qualified and is acting in such capacity and that, as such, he is familiar with the facts herein certified and is duly authorized to certify the same, and hereby further certifies, in connection with the Credit Agreement that:

    1. From August 31, 1994 to and including the date hereof, there has been no amendment, modification or revocation of the Amended and Restated Certificate of Incorporation or By-Laws and both are in full force and effect on the date hereof.

    2. Attached hereto as Exhibit C is a complete and correct copy of the resolution duly adopted by the Board of Directors of MBIA on July 14, 1994 approving, and authorizing the execution and delivery of, the Credit Agreement and the Notes. Such resolution has not been repealed or amended and is in full force and effect, and no other resolutions or consents have been adopted by the Board of Directors of MBIA in connection therewith.

    3. Christopher W. Tilley, who as Treasurer of MBIA signed the Second Amendment and the Notes, was duly elected, qualified and acting as such at the time he signed the Second Amendment and the Notes, and his signature appearing on the Second Amendment and the Notes is his genuine signature.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 31st day of October, 1995.


                                             By: /s/ Louis G. Lenzi
                                                ------------------------------
                                                     Louis G. Lenzi
                                                       Secretary

                                                                       EXHIBIT A
                                                                       ---------


     RESOLVED, that the Company is authorized to enter into lines of credit with various financial institutions, for an aggregate amount up to $275 million for the purpose of drawings by the Company for all general corporate purposes and the Chairman, President and Chief Executive Officer or any Executive Vice President or the Senior Vice President and Chief Financial Officer or the Senior Vice President and Controller or the Treasurer or the Secretary or any Assistant Secretary of the Company be and each hereby is authorized, directed and empowered to execute and deliver the credit agreements for and on behalf of the Company, including necessary counterparts, on the material terms described herein, but with such changes, modifications, additions or deletions as shall to the signatory deem necessary, desirable or appropriate, such execution thereof to constitute conclusive evidence of approval of any and all changes, modifications or additions, and that from and after the execution of such credit agreements, the Chairman, President and Chief Executive Officer or any Executive Vice President or any Senior Vice President or the Secretary or any Assistant Secretary are hereby authorized, empowered and directed to enter into and execute any amendments to the credit agreements and do all such acts and things and to execute all such documents, including but not limited to any notes, as may be necessary to carry out and comply with the provisions of such credit agreements as executed, as well as the intent and purposes of this resolution.

                          MBIA INSURANCE CORPORATION
                          --------------------------
                            SECRETARY'S CERTIFICATE
                            -----------------------



Wachovia Bank of Georgia, N.A.,
  as Agent
191 Peachtree Street, N.E.
Atlanta, GA 30303


Ladies and Gentlemen:

    Reference is made to the Second Amendment to Credit Agreement, dated as of October 31, 1995 (the "Second Amendment") to the Credit Agreement, dated as of August 31, 1994, as heretofore amended (collectively, the "Credit Agreement") by and among MBIA Inc., MBIA Insurance Corporation ("MBIA Corp."), Wachovia Bank of Georgia, N.A., as Agent and as Bank, and the other Banks signatory thereto. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

  The undersigned, Louis G. Lenzi, Secretary of MBIA Corp., hereby certifies that he has been duly elected, qualified and is acting in such capacity and that, as such, he is familiar with the facts herein certified and is duly authorized to certify the same, and hereby further certifies, in connection with the Credit Agreement that:

  1. From August 31, 1994 to and including the date hereof, there has been no amendment, modification or revocation of the Restated Charter or By-Laws of MBIA Corp. except to reflect MBIA Corp.'s name change. Both the Restated Charter and the By-Laws are in full force and effect on the date hereof.

  2. Attached hereto as Exhibit A is a complete and correct copy of the resolution duly adopted by the Board of Directors of MBIA Corp. on August 12, 1994 approving, and authorizing the execution and delivery of, the Credit Agreement and the Notes. Such resolution has not been repealed or amended and is in full force and effect, and no other resolutions or consents have been adopted by the Board of Directors of MBIA Corp. in connection therewith.

  3. Christopher W. Tilley, who as Treasurer of MBIA Corp. signed the Second Amendment and the Notes, was duly elected, qualified and acting as such at the time he signed the

Second Amendment and the Notes, and his signature appearing on the Second Amendment and the Notes is his genuine signature.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 31st day of October, 1995.


                                                By: /s/ Louis G. Lenzi
                                                    -------------------------
                                                        Louis G. Lenzi
                                                          Secretary

                                                                       EXHIBIT A
                                                                       ---------



     RESOLVED, that the Corporation is authorized to enter into lines of credit with various financial institutions, for an aggregate amount up to $275 million for the purpose of drawings by the Corporation for all general corporate purposes and the Chairman, President and Chief Executive Officer or any Executive Vice President or the Senior Vice President and Chief Financial Officer or the Senior Vice President and Controller or the Treasurer or the Secretary or any Assistant Secretary of the Corporation be and each hereby is authorized, directed and empowered to execute and deliver the credit agreements for and on behalf of the Corporation, including necessary counterparts, on the material terms described herein, but with such changes, modifications, additions or deletions as shall to the signatory deem necessary, desirable or appropriate, such execution thereof to constitute conclusive evidence of approval of any and all changes, modifications or additions, and that from and after the execution of such credit agreements, the Chairman, President and Chief Executive Officer or any Executive Vice President or any Senior Vice President or the Secretary or any Assistant Secretary are hereby authorized, empowered and directed to enter into and execute any amendments to the credit agreements and do all such acts and things and to execute all such documents, including but not limited to any notes, as may be necessary to carry out and comply with the provisions of such credit agreements as executed, as well as the intent and purposes of this resolution.

                  [LETTERHEAD OF MBIA INSURANCE CORPORATION]


                                                                October 31, 1995

To the Banks and the Agent
  Referred to Below
c/o Wachovia Bank of Georgia, N.A.,
  As Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303


        Re: Credit Agreement, dated as of August 31, 1994, among MBIA Insurance Corporation, MBIA Inc., Wachovia Bank of Georgia, N.A., as Agent and the other Banks signatory thereto, as amended

Ladies and Gentlemen:

I am General Counsel of MBIA Inc., a Connecticut corporation ("MBIA") and NMIA Insurance Corporation (formerly known as Municipal Bond Investors Assurance Corporation), a New York stock insurance corporation ("MBIA Corp."). This opinion is being given in connection with the Credit Agreement, dated as of August 31, 1994, among MBIA Corp., MBIA, Wachovia Bank of Georgia, N.A., as Agent (the "Agent") and the other Banks signatory thereto, as amended by the First Amendment to Credit Agreement, dated as of October 14, 1994 and the Second Amendment to Credit Agreement, dated as of October 31, 1995 (collectively, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned thereto in the Credit Agreement,

In this connection, I have examined the Credit Agreement, the Notes and such certificates of public officials, such certificates of officers of MBIA and MBIA Corp., and copies certified to my satisfaction of such corporate documents and records of MBIA and MBIA Corp. and of such other papers as I have deemed relevant and necessary or appropriate for the opinions set forth below. I have relied upon certificates of public officials and of officers of MBIA and MBIA Corp. with respect to the accuracy of factual matters contained therein which were not independently established.

I have also assumed (i) the due execution and delivery, pursuant to due authorization, of the Credit Agreement by the Agent and the Banks, (ii) the authenticity of all such documents submitted to me as originals, (iii) the genuineness of all signatures, and (iv) the conformity of all such documents submitted to me as copies.

Based upon the foregoing, it is my opinion that:

    (1) MBIA is a corporation duly organized and validly existing and in good standing under the laws of the State of Connecticut, MBIA Corp. is a stock insurance corporation duly incorporated and validly existing in good standing under the laws of the State of New York and each has the corporate power required to carry on their businesses as now being conducted.

    (2) The execution, delivery and performance by MBIA and MBIA Corp. of the Credit Agreement and the Notes (i) are within the corporate powers of MBIA and MBIA Corp., (ii) have been duly authorized by all necessary corporate action,
(iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not (A) contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument which to my knowledge is binding upon MBIA and MBIA Corp., or (B) in the case of MBIA, violate any provision of its Amended and Restated Certificate of Incorporation or By-Laws, and in the case of MBIA Corp., violate any provision of its Restated Charter or By-Laws, and (v) to the best of my knowledge, except as provided in the Credit Agreement, do not result in the creation or imposition of any Lien on any asset of MBIA, MBIA Corp. or any of their Subsidiaries.

    (3) The Credit Agreement and the Notes are valid and binding obligations of MBIA and MBIA Corp., enforceable in accordance with their respective terms, except that such enforceability may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors rights generally and by general principals of equity, and the enforceability as to rights to indemnity thereunder may be subject to limitations of public policy.

    (4) To the best of my knowledge, there is no action, suit or proceeding before or by any court, arbitrator or any governmental body, agency or official pending or threatened against MBIA or MBIA Corp. or their Consolidated Subsidiaries wherein an adverse decision, ruling or finding would (i) materially and adversely affect the business, consolidated financial position or consolidated results of operations of MBIA, MBIA Corp. and their Consolidated Subsidiaries, considered as a whole, or (ii) affect the validity or enforceability of the Credit Agreement or any Note.

    (5) Each Subsidiary of MBIA and MBIA Corp. is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

    (6) Neither MBIA nor MBIA Corp. is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

    (7) Neither MBIA, MBIA Corp. nor any of their Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

    (8) The choice of law provisions in the Credit Agreement and Notes designating the law of the State of Georgia as the governing law are enforceable under the laws of the State of New York. In the event that the choice of law provisions in the Credit Agreement and Notes designating the law of the State of Georgia as the governing law are not enforceable, however, and the laws of the State of New York are applied, the Credit Agreement and Notes constitute valid and legally binding obligations of MBIA and MBIA Corp. enforceable against MBIA and MBIA Corp. in accordance with their respective terms under the laws of the State of New York.

    This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you or any Assignee or Participant under the Credit Agreement, and may not be circulated, quoted or otherwise referred to without my prior written consent.


                                                Very truly yours,

                                                /s/ Louis G. Lenzi
                                                Louis G. Lenzi
                                                General Counsel


PMK:lp

                                                                  EXHIBIT 10.65

                                AMENDMENT NO. 1
                                      TO
                         INVESTMENT SERVICES AGREEMENT

        WHEREAS, MBIA Insurance Corporation and MBIA Securities Corp. have entered into an Investment Services Agreement (the "Agreement"); and

        WHEREAS, the parties have agreed to amend said Agreement.

        NOW, THEREFORE, the Agreement is hereby amended as follows effective January 2, 1996:

         1. Exhibits B and C of the Agreement are replaced in their entirety by the substitute Exhibits B and C attached hereto.

         2. All other provisions of the Agreement shall remain unchanged.

         IN WITNESS WHEREOF, the parties have caused the signatures of their duly authorized officers to be hereto affixed this 29th day of December, 1995.



MBIA INSURANCE CORPORATION                      MBIA SECURITIES CORP.

By: /s/                                         By: /s/
   ---------------------------                     --------------------------
Title: Chief Financial Officer                  Title: President

Section II.  GUIDELINES
             ----------

The following shall constitute the Investment Guidelines for MBIA Corp., acting through its duly authorized officers and/or through its outside investment advisors:

     A. Investments shall be made and maintained in compliance with all applicable provisions of Article 14 of the New York Insurance Laws, as amended.

     B. Fixed Income Policy

        (1) Quality: For fixed-income securities (over 1 year when purchased)
            --------
            average quality will be AA to AA-, with minimum purchase quality, BBB. For short-term investments (less than 1 year), only investments rated Al/P1 (or equivalent rating) or better may be purchased.

        (2) Maturity: The average duration target is a maximum of 7.5 years;
            ---------
            minimum duration is 6.0 years.

        (3) Maturity Distribution: Diversification in maturity to minimize
            ----------------------
            reinvestment risk is an objective. Although this objective is not quantified, a reasonably well-laddered portfolio over a wide range of maturities is to be achieved.

        (4) Insured Obligations: MBIA Corp. may purchase or hold obligations
            --------------------
            insured by MBIA Corp. or its competitors, subject to an aggregate limit of 20% of the total investment portfolio.

        (5) Other: Securities may be purchased in both public and private
            -----
            markets, subject to the maintenance of an appropriate level of overall portfolio liquidity and to all other objectives/guidelines.

     C. Equity Policy

           MBIA Corp. holds interests in certain equity-oriented investments in limited amounts. It is MBIA Corp.'s current policy not to purchase equity oriented securities.

      D. Further Restrictions

         (1) At the time of purchase, no investment may be in default as to principal or interest payments and all shall be rated "investment grade" by at least one nationally-recognized domestic rating agency.

         (2) Only U.S. dollar denominated securities may be purchased, except those required for MBIA Corp.'s foreign operations.

         (3) No investment shall be made in futures or options on futures.

         (4) All investments shall be held by a third-party custodian (or via book entry at the Depository Trust Company or a similarly qualified clearing corporation), as prescribed in approved custody agreements, or in other customary forms of safekeeping.

E. Fixed income investments are further limited to the following types and amounts (with the term "assets" defined by the New York statutes):

      Type of Obligation                          Limitation               Basis
      ------------------                          ----------               -----
(i)   Backed by full faith and credit             Unlimited             In Aggregate
      of the United States, including             Unlimited             Per Issuer or
      Government National Mortgage Association                            Mortgage Pool
      direct obligations and guaranteed
      mortgage-backed securities.

(ii)  Federal National Mortgage Association       10% of Assets         In Aggregate
      direct obligations and guaranteed            2% of Assets         Per Mortgage Pool
      mortgage-backed securities.

(iii) Federal Home Loan Mortgage                  10% of Assets         In Aggregate
      Corporation direct obligations and           2% of Assets         Per Mortgage Pool
      guaranteed mortgage-backed
      securities.

(iv)  Bonds which have been fully                  2% of Assets         Per Issuer
      collateralized by direct U.S. government
      obligations (i.e., prerefunded or
      escrowed-to-maturity) and upgraded to
      triple-A by at least one nationally-
      recognized domestic rating agency.

(v) Obligations not included in Section (iv) above and backed by full faith and credit of:

        (a)  Any state government.                 5% of Assets         Per State

        (b) Any political subdivision of a State   2% of Assets         Per Issuer
            or any municipality within the
            United States.

(vi)  Obligations not included in Section (iv)     2% of Assets         Per Issuer
      above and backed by revenue or
      other income sources of a single
      facility or system.

(vii) Pools of assets rated AAA by at least        5% of Assets         In Aggregate
      one nationally recognized domestic         0.5% of Assets         Per Single Issue
      rating agency (excluding assets otherwise
      permitted under this agreement).


      Type of Obligation                          Limitation               Basis
      ------------------                          ----------               -----

(viii) Securities backed by pools of assets      3% of Assets           In Aggregate
       rated double-A by at least one          0.5% of Assets           Per Single Issue
       nationally recognized domestic rating
       agency (examples may include, but
       are not limited to, commercial or
       residential mortgages, automobile
       loans).

(ix)   Investments in any entity, obligations    1% of Assets           Per Issuer
       of which are insured by MBIA Corp.,
       (and which are identified on a list
       furnished BY MBIA Corp. to its
       advisors from time-to-time) with the
       exception of United States
       municipalities rated AA or better by at
       least on nationally-recognized
       domestic rating agency.

(x)    Backed by full faith and credit of a     2% of Assets            Per Issuer
       non-public corporate entity, whether
       foreign or domestic.

(xi)   Backed by full faith and credit of      10% of Assets           In Aggregate
       Canada, its Provinces and other         10% of Assets           For Federal Govt.
       political subdivisions.                  2% of Assets           Per all Other
                                                                        Issuers

(xii)  Backed by full faith and credit of      10% of Assets           In Aggregate
       OECD foreign governments other than      1% of Assets           Per Country
       in Canada.

(xiii) Repurchase agreements with a bank        2% of Assets          In Aggregate
       or registered broker-deal, provided      1% of Assets          Per Bank or
       that all securities underlying such                             Broker-Dealer
       agreements:

           (a) Would be eligible
               investments under
               these Guidelines; and.

           (b) Have maturities of one
               year or less (unless the
               agreement is fully
               collateralized and
               marked to market daily.


      Type of Obligation                          Limitation               Basis
      ------------------                          ----------               -----
(xiv) investments of one year or                  10% of Assets            In Aggregate
      less in term which are either                1% of Assets            Per Bank
      direct obligations of or
      supported by letters of credit
      from banks rated in the
      highest short-term category by
      at least one nationally-
      recognized domestic rating
      agency (or judged to be of
      equivalent quality).

(xv)  Mutual funds or other such                   2% of Assets            In Aggregate
      investment conduits registered
      with the SEC under the
      Investment Company Act of
      1940, as amended (provided
      that all investments within
      each fund would be eligible
      under the Guidelines).

(xvi) Equity-linked debt instruments               $100 million            In Aggregate
      rated A or better by at least                $ 10 million            Per Issue
      one nationally recognized
      domestic rating agency with a
      maturity no greater than 10
      years.  Equity index must be
      nationally recognized, such as
      the S&P 500.


                                           *************************


This Statement of investment Objective & Guidelines shall remain in effect until revised or amended by action of the MBIA Corp. Board of Directors, in accordance with its by-laws.

                                                                    January 1996
                                                                    ------------



Section III.    SPECIFIC INSTRUCTIONS FOR TAXABLE FIXED-INCOME INVESTMENTS
                ----------------------------------------------------------



In the context of Sections I. and II. above as applicable, the following shall constitute the specific instructions for taxable fixed-term investments made by MBIA Corp., acting through MBIA Securities Corp., its investment advisor, it being understood that these instructions set forth in this Section III. are to be adhered to notwithstanding any less restrictive provisions in Sections I. and II.



    A. Maturity
       --------
       The maximum allowable average duration is 7.5 years; minimum duration is 5.0 years.


    B. Quality
       --------
       Minimum average quality of total portfolio, "A."

       Minimum purchase quality, "BBB+."

       Maximum of investments held rated less than "A-," 4 percent.

       Minimum holding quality, "BBB-."

                                                                    January 1996
                                                                    ------------


SECTION IV.   SPECIFIC INSTRUCTIONS FOR TAX-EXEMPT FIXED-INCOME INVESTMENTS
              -------------------------------------------------------------

In the context of Sections I. and II. above as applicable, the following shall constitute the specific instructions for tax-exempt fixed-term investments made by MBIA Corp., acting through MBIA Securities Corp., its investment advisor, it being understood that the instructions set forth in this Section IV. are to be adhered to notwithstanding any less restrictive provisions in Sections I. and II.



    A. Maturity
       --------
       The maximum allowable average duration is 7.5 years; minimum duration is 6.25 years.


    B.  Quality
        -------
        Minimum average quality for the tax-exempt portfolio is "AA."

        Minimum purchase quality for the tax-exempt portfolio is "BBB."

        Minimum holding quality for the taxable portfolio is investment grade, unless specific waiver of this limit is obtained from MBIA Corp.

        Maximum of investments held rated less than A-, 4 percent, unless specific waiver of this limit is obtained from MBIA Corp.

                                   EXHIBIT C
                                SCHEDULE OF FEES


                                            MANAGEMENT FEES PER ANNUM
     ASSETS UNDER MANAGEMENT               IN BASIS POINTS TIMES ASSETS
     AT MARKET VALUE ($ MILLIONS)               UNDER MANAGEMENT
     ----------------------------          ----------------------------

           All Assets                              7.0 bp


Management fees shall be paid quarterly, in arrears, 30 days following the end of each quarter, based upon the average market value of the assets under management during such quarter.

"Market Value" shall be determined in accordance with Section 9 of this Agreement.

                         INVESTMENT SERVICES AGREEMENT
                         -----------------------------



    This INVESTMENT SERVICES AGREEMENT (the "Agreement") is made as of the 28th day of April 1995, by and between MBIA Insurance Corporation, a New York insurance corporation (the "Client"), and MBIA Securities Corp., a Delaware Corporation (the "Advisor").

                                    RECITALS
                                    --------

        WHEREAS, Client seeks investment advisory services in connection with certain assets owned by it; and

        WHEREAS, Advisor is an affiliate of Client and in the business of providing investment advisory services; and

        WHEREAS, Client desires to retain Advisor to render advice and services to Client pursuant to the terms and conditions of this Agreement and Advisor is willing to furnish such advice and services.

        NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto mutually agree as follows:

        1.  Authority of the Advisor. (a) Advisor shall have full power to
            ------------------------
manage and direct the investments of and for Client's account (the "Account"), without prior consultation with Client, subject, however, to the limitations referred to in clause (b) of this paragraph 1 and paragraph 5 hereof. This discretionary authority makes the Advisor agent and attorney-in-fact with full power and authority on behalf of the Account (i) to buy, sell, exchange, convert and otherwise trade in any and all stocks, bonds and other securities as the Advisor may select; and (ii) to establish and deal through accounts with one or more securities brokerage firms, dealers or banks as Advisor may select; provided, however, that none of such firms, dealers or banks shall be a person or entity that controls, or is controlled by, or is under common control with, Advisor. This discretionary authority shall remain in full force and effect for the duration of this Agreement or until the Advisor receives written notice from Client of its termination in accordance with the terms of this Agreement.

        (b) Notwithstanding any other provision of this Agreement, it is understood and acknowledged by the parties hereto that Client shall at all times have ultimate control of and responsibility with respect to the functions which Client is delegating to Advisor Pursuant to the terms of this Agreement. In furtherance of the foregoing, Advisor shall follow the instructions of Client's Chief Financial Officer in connection with the management and investment of Account.


 2.      Custody of Assets.  Client has appointed The Chase Manhattan Bank,
         -----------------
N.A., as its custodian (the "Custodian") to act under the Custody Agreement, dated March 1, 1995. The Custodian will take and have possession of the assets of the Account. Advisor shall not act as custodian for Client's Account or take or have possession of any of the assets thereof, but may issue instructions to the Custodian of such assets as required in connection with the settlement of transactions effected by Advisor hereunder. Accounts and records maintained by Advisor in connection with this Agreement shall be the property of the Client. Notwithstanding the foregoing, or any other provisions of this Agreement to the contrary, Client and Advisor acknowledge and agree that Advisor shall at all times own and have custody of its own general corporate accounts and records.

  3.  Brokerage.  To the extent permitted in paragraph I of this Agreement,
      ---------
Advisor may place orders for the execution of transactions for the Account with or through such brokers, dealers, or banks as Advisor may select and, complying with Section 28(e) of the Securities Exchange Act of 1934, may select brokers-dealers charging a commission in excess of the commission another broker-dealer would have charged. The Advisor and other clients advised by the Advisor may benefit from any information received from broker-dealers selected in connection with Client's Account.

  4.  Administrative Services.  The Client hereby engages the Advisor to provide
      -----------------------
those administrative and securities management services described in Exhibit A attached hereto.

  5.  Sub-Advisors and Consultants.  Advisor may, at its own expense, employ
      ----------------------------
other persons to furnish to Advisor statistical and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as Advisor may desire; provided, however, that such subadvisors and consultants shall not have authority to make investment decisions for Client's Account.


  6.  Investment Objectives and Guidelines.  Client has provided Advisor
      ------------------------------------
with a written Statement of Investment Objectives & Guidelines (the "Guidelines") in the form attached hereto as Exhibit B and incorporated herein by reference. Advisor agrees to follow the Guidelines when making investments for Client's Account. Client shall give Advisor prompt written notice of any investments made for Client's Account which Client believes to have been made outside the Guidelines. Likewise, Advisor shall give Client prompt written notice of any investments made for Client's Account which Advisor believes to have been made outside the Guidelines. Client may change or modify the Guidelines from time to time by providing the Advisor written notice of such change or modification. Neither Advisor's acceptance of the Guidelines, nor any other provision of this Agreement shall be considered a guaranty that any specific result will be achieved.

  7.  Allocation of Charges and Expenses. (a) Advisor shall furnish at its
      ----------------------------------
own expense executive, supervisory and other personnel services, office space, equipment, utilities and telephone services in connection with supplying the investment management, advisory, statistical, analytical and research services contemplated by this Agreement.

  (b) Custodian fees, transfer agent fees and brokerage costs, fees and commissions will be charged to Client's Account.

  (c) For all expenses not otherwise covered in subsections (a) and (b) above, it is understood that Client will pay or reimburse Advisor for such expenses, including, without limitation, governmental fees, interest charges, taxes, fees and expenses of independent auditors, legal fees and other expenses connected with the execution of security transactions or the performance by Advisor of any other duties under this Agreement or any actions taken by Advisor at the request of Client. Except for taxes, governmental fees and any other expenses outside of Advisor's control, Advisor will notify Client not less than five (5) business days prior to incurring any individual expense under this subsection (c) and Client shall have five (5) business days from receipt of such notice within
which to notify Advisor of its disapproval of any such expense.   Failure of
Client to so notify Advisor of its disapproval within five (5) business days shall be deemed Client's approval of such expense.

  (d) Advisor shall provide Client, no later than thirty (30) days following the end of each calendar month, with a summary of the investment transactions for that month, together with a statement of any fees and expenses chargeable to
Client pursuant to subsections (b) and (c) above.   Any undisputed amounts shall
be paid by Client within fifteen (15) days of receipt of said statement.

      8. Compensation of Advisor.  The compensation of Advisor for its services
         -----------------------
under the Agreement shall be calculated and paid in accordance with the Schedule of Fees attached hereto as Exhibit C and incorporated herein by reference. It is intended by the parties hereto that the compensation rate set forth in that Schedule of Fees, or any sub sequent amendment thereto, shall reflect Advisor's costs in providing services to Client, pursuant to this Agreement. The Schedule of Fees will be reviewed annually and adjusted to reflect any changes in the Advisor's costs.

      9. Valuation.  In computing the market value of any security held in the
         ---------
custody account:

      (a) Each security listed on any national securities exchange, for which recent market quotations are readily available, shall be valued at the last reported sale price on the principal exchange on which such security is traded, or, if there has been no recently reported sale, at the last reported bid price;

      (b) Unlisted securities shall be valued at the then current bid price, if market quotations are readily available;

      (c) Futures contracts will be valued based on closing settlement prices as reported on regulated futures exchanges, in accordance with accepted practices and applicable law and regulations; and

      (d) Any other security or asset shall be valued in a manner determined in good faith by Advisor to reflect its fair market value and such valuation shall be determinative.

  10. Records.  Advisor shall maintain accurate and detailed records of all
      -------
transactions in connection with the Account, which shall be subject to inspection by Client upon reasonable notice during Advisor's regular business hours. It is understood and acknowledged that such records are the property of the Company and shall be returned to the Company upon termination of this Agreement. On request, representatives of Advisor shall meet With the Client's officers and directors and the officers and directors of the Client's parent company to discuss investment performance and other matters relating to Advisor's obligations under this Agreement.

  11. Duration and Termination. (a) Subject to the provisions of paragraph 13
      ------------------------
hereof, this Agreement shall commence as of the date set forth above and shall continue until terminated (i) by mutual consent of Advisor and Client or (ii) as hereinafter provided. Fees will be prorated to the date of termination and any unearned portion of repaid fees will be refunded to Client.

  (b) Either party may terminate this Agreement without cause upon at least thirty (30) days prior written notice.

  (c) At its discretion, Client may immediately terminate this Agreement by written notice to Advisor upon the occurrence of any one of the following events:

  (i) The insolvency of Advisor, the inability of Advisor to pay debts as they mature, the making of an assignment by Advisor for the benefit of creditors, the dissolution of Advisor, the appointment of a receiver or liquidator for Advisor or for a substantial part of Advisor's property, or the institution of bankruptcy, reorganization, arrangement, insolvency or similar proceedings by or against Advisor under the laws of any jurisdiction; or

  (ii) The default under or any violation of the terms of this Agreement by Advisor which is not cured by Advisor within fifteen (15) days after receipt by Advisor of notice of such default from Client of the failure of Advisor to perform satisfactorily its duties as set forth in this Agreement.

  (d) At its discretion, Advisor may immediately terminate this Agreement by written notice to Client upon the occurrence of any one of the following events:

  (i) The insolvency of Client, the inability of Client to pay debts as they mature, the making of an assignment by Client for the benefit of creditors or the dissolution of Client.

  (ii) The default under or any violation of the terms of this Agreement by Client which is not cured by Client within fifteen (15) days after receipt by Client of notice of such default from Advisor of the failure of Client to perform satisfactorily its duties as set forth in this Agreement; or

  (iii)The commencement of a delinquency proceeding against Client pursuant to
Article 74 of the New York Insurance Law.

   (e) Upon termination of this Agreement, if Client so elects and for a period not exceeding the earlier of two (2) months or the date on which Client appoints a successor to Advisor, Advisor shall be obligated to perform those investment services which are necessary to ensure the proper management of Client's Account. Termination of this Agreement shall not relieve either party of liability for the performance of obligations imposed upon such party during the effective period of this Agreement which have not been performed at the time of termination thereof. It is specifically agreed to and acknowledged that Advisor shall be entitled to fees referred to in paragraph 8 for services rendered pursuant to this subparagraph (e).

  12. Non-Exclusive Contract.  The services of the Advisor to Client are not to
      ----------------------
be deemed to be exclusive. Advisor is free to render service to others. Client agrees that Advisor may give advice and take action with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to Client's Account. Nothing in this Agreement shall be deemed to impose upon the Advisor any obligation to purchase or sell or to recommend for purchase or sale by or for Client any security or other property which Advisor, its officers, employees or affiliates may purchase or sell for their own accounts or which the Advisor may purchase or sell for the account of any other client. Client recognizes that transactions in a specific security may not be accomplished for all or any other clients at the same time or at the same price.

  13. Representations. (a) The Advisor represents and warrants that it is
      ---------------
registered as an investment advisor with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 as amended.

  (b) Advisor represents and warrants that this Agreement has been duly authorized in accordance with Advisor's governing documents and when executed and delivered will be binding upon Advisor in accordance with its terms.

  (c) Advisor represents and warrants that it will maintain records in connection with the Account in accordance with the applicable requirements of
Section 325 of the New York Insurance Law or any successor statute thereto.

  (d) Client represents and warrants that this Agreement has been duly authorized by Client's Board of Directors in accordance with Client's governing documents and when executed and delivered will be binding upon Client in accordance with its terms.

  14. Department of Insurance Approval.  This Agreement is executed by the
      --------------------------------
parties with the understanding that it is contingent upon final approval by the New York Department of Insurance. In the event such approval is not obtained, the Client shall have the unqualified right to terminate this Agreement without penalty, provided, however, that any investment action taken by Advisor on behalf of Client prior to the effective date of such termination shall be at Client's risk.

  15. Applicable Laws.  Advisor shall comply with all securities laws and other
      ---------------
laws applicable to investment managers, including, without limitation, the Investment Advisers Act of

1940, as amended. Advisor shall comply with the Guidelines in providing its services hereunder, and, except for monitoring compliance with the provisions of law referred to in the Guidelines, shall have no independent duty or responsibility to assure that investments permitted by Client's Guidelines qualify as permitted investments under applicable insurance laws.

  16. Voting Rights.  Decisions on voting of proxies will be made by Client.
      -------------

  17. Liability of Advisor. In providing Client with investment advice and other
      --------------------
services as herein provided, neither Advisor nor any officer, director, employee or agent thereof shall be held liable to Client, its creditors or its stockholder(s) for errors of judgment or for anything except willful malfeasance, bad faith or negligence in the performance of its duties or reckless disregard of its obligations and duties under the terms of this Agreement. It is further understood and agreed that Advisor may rely upon information furnished to it reasonably believed to be accurate and reliable. Nothing herein shall constitute a waiver or limitation of any rights which the Client may have under any federal securities laws.

  18. Confidential Relationship. The terms and conditions of this Agreement, all
      -------------------------
information and advice furnished by either party under this Agreement and any records generated by this Agreement are confidential and shall not be disclosed to third parties, except as required by law.

  19. Notices. All notices and other communications hereunder shall be in
      -------
writing and shall be delivered by hand, telecopier, or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses and shall be deemed given on the date on which such notice is received:

To Client at:

                            Attention: General Counsel

Or by telecopier at:

With a copy to:
                            Attention: Chief Financial Officer


Or by telecopier at:


To Advisor at:

                             Attention: President

Or by telecopier at:



Either party may change its address or telecopier number for purposes of this paragraph by giving the other party written notice of the new address or telecopier number in the manner set forth below.

20. Waiver.  Waiver by either party of any obligation of the other party does
    ------
not constitute a waiver of any further or other obligation of the other party.


21. Amendment.  This Agreement may be modified or amended only by an instrument
    ---------
in writing signed by duly authorized representatives of both Advisor and Client.

22. Agreement not Assignable.  This Agreement is not assignable by either Client
    ------------------------
or Advisor.

23. Cumulative.  All rights, powers and privileges conferred hereunder upon the
    ----------
parties shall be cumulative and shall not restrict those given by law.

24. Counterparts.  This Agreement may be executed in counterparts, each of which
    ------------
so executed shall be deemed to be an original and such counterparts together shall constitute but one and the same contract, which shall be sufficiently evidenced by any such original counterpart.

25. Construction. The captions used in this Agreement are for convenience only,
    ------------
and shall not affect the construction or interpretation of any of its provisions. Each of the provisions of this Agreement is severable, and invalidity or inapplicability of one or more provisions, in whole or in part, shall not affect any other provision. This Agreement shall be construed in accordance with the laws of the State of New York, and is subject to the provisions of the Investment Advisers Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission.

26. Disclosure Statement.  Client acknowledges receipt of Advisor's disclosure
    --------------------
statement, as required by Rule 204-3 under the Investment Advisers Act of 1940, not less than 48 hours prior to the date of execution of this Agreement.

27. Dispute Resolution. Any disputes arising under this Agreement shall be
    ------------------
settled by arbitration in New York City in accordance with the American Arbitration Association rules then in effect, any award rendered thereon shall be enforceable in any court of competent jurisdiction.

28. Entirety of Agreement. This Agreement contains the entire agreement between
    ---------------------
the parties with respect to the subject matter hereof and supersedes and cancels any prior understandings and agreements between the parties.

     IN WITNESS WHEREOF, the parties have caused the signatures of their duly authorized offices to be hereto affixed.

By:                                By:
   -------------------------          -----------------------------


Title: Senior Vice President       Title: President, MBIA Securities Corp.
      -----------------------             --------------------------------
         "Client"                                "Advisor"

                                   EXHIBIT A

                            ADMINISTRATIVE SERVICES

Advisor will provide the following securities support functions:

-  Settlement/Custody Control
   --------------------------

   Daily coordination of any securities purchased or sold with investment manager, brokers and clearance bank. Confirmation of funds movement upon
   receipt/delivery of securities.   Reconciliation of asset position between
   custody bank and investment operations.

-  Transaction Processing
   ----------------------

   Daily recording of individual security transactions on trade date.


-  Income Collection
   -----------------

   Daily collection and recording principal (maturity/redemption) and interest payments. Follow up on overdue payments.


-  Bank Reconciliation
   -------------------

   Monthly reconciliation of all cash transactions in demand deposit accounts.


-  Market Valuation of Assets
   --------------------------

   Assets priced monthly by an outside service.


-  Investment Accounting Staff Support
   -----------------------------------

   Staff support will be provided to assist the Client in responding to audit, tax or other regulatory interrogatories related to investment transactions as reported.

 Independent administrative services which are not provided by Advisor under this Agreement include:

      -- Custody services provided by The Chase Manhattan Bank, N.A. of New
         York.

      -- Outside audit services.

The following reports will be provided to the Client and will include transaction reports and investment management reports prepared monthly or quarterly, as the case may be:

(a)  Transaction Reporting:
     ---------------------

    (i)   Quarterly detail reports on new commitments.

    (ii) Quarterly detail reports on all transactions including purchases, sales, investment income and return of principal.

    (iii) Transactional information on investments, as needed, to support tax return preparation.


(b)  Portfolio Review:
     ----------------

     Quarterly summary and detail on the Client's holdings will be provided. This report will include market values, overall quality ratings, portfolio yield and a summary review of market conditions and portfolio strategy.

(c)  Performance Reporting:
     ---------------------

     Included as part of the portfolio review will be performance results on both yields on new commitments and total return for the portfolio. Performance will be measured against agreed upon indices.

                                   EXHIBIT B
                                                                      April 1995
                                                                      ----------

                           MBIA INSURANCE CORPORATION
                STATEMENT OF INVESTMENT OBJECTIVES & GUIDELINES
                -----------------------------------------------



SECTION I. OBJECTIVES:
           ----------

        A. Preservation of Capital in the context of maintaining triple-A
           -----------------------
           ratings for MBIA Insurance Corporation ("MBIA Corp.") and supporting recognition of MBIA Corp.'s financial stability and strength by insured bond investors, municipal market intermediaries, and other municipal bond market constituencies.

        B. Subject to A. above, optimization of after-tax investment income
           ----------------------------------------------------------------
           to support the predictability and consistency of company earnings and cash flow.

        C. Subject to A. and B. above, optimization of long-term total returns.
           -------------------------------------------------------------------

        D. Maintenance of reasonable liquidity after taking into account the
           -----------------------------------
           company's other sources of liquidity (including bank credit facilities and cash flow) for potential claims-paying and other corporate needs.

Overall, these objectives call for maintenance of high quality investments, avoidance of undue volatility in both income and returns and generally minimal amounts of short-term investments and/or U.S. Treasury obligations for immediate liquidity. MBIA Corp.'s investment selections will be made with a bias to hold for the long-term, and to avoid sales or swaps in the absence of compelling circumstances of tax credit, structural or other economic reasons, and not to rely on short-term trading or market timing to achieve performance. The mix of taxable and tax-exempt investments will vary from time to time with both market conditions and company tax circumstances.

In seeking to achieve these objectives, MBIA Corp. will monitor, evaluate and report on the performance of its investment managers and the portfolio, using appropriate market-related benchmarks. In addition, MBIA Corp. will maintain an awareness of and periodically report on the investment practices and results of key competitors and comply with the constraints or limitations related to internal guidelines and regulatory or rating agency considerations.

SECTION II. GUIDELINES:
            ----------

The following shall constitute the Investment Guidelines for MBIA Corp., acting through its duly authorized officers and/or through its outside investment advisors:

     A. Investments shall be made and maintained in compliance with all applicable provisions of Article 14 of the New York Insurance Laws, as amended.

     B. Fixed Income Policy

        (1) Quality: For fixed-income securities (over 1 year when purchased)
            -------
            average quality will be AA to AA-, with minimum purchase quality, BBB. For short-term investments (less than 1 year), only investments rated A1/P1 (or equivalent rating) or better may be purchased.

        (2) Maturity: The average duration target is a maximum of 7.5 years;
            --------
            minimum duration is 6.0 years.

        (3) Maturity Distribution: Diversification in maturity to minimize
            ---------------------
            reinvestment risk is an objective. Although this objective is not quantified, a reasonably well-laddered portfolio over a wide range of maturities is to be achieved.

        (4) Insured Obligations: MBIA Corp. may purchase or hold obligations
            -------------------
            insured BY MBIA Corp. or its competitors, subject to an aggregate limit of 20% of the total investment portfolio.

        (5) Other: Securities may be purchased in both public and private
            ------
            markets, subject to the maintenance of an appropriate level of overall portfolio liquidity and to all other objectives/guidelines.

     C. Equity Policy

            MBIA Corp. holds interests in certain equity-oriented investments in limited amounts. It is MBIA Corp.'s current policy not to purchase equity oriented securities.

     D. Further Restrictions

        (1) At the time of purchase, no investment may be in default as to principal or interest payments and all shall be rated "investment grade" by at least one nationally-recognized domestic rating agency.

        (2) Only U.S. dollar denominated securities may be purchased, except those required for MBIA Corp.'s foreign operations.

        (3) No investment shall be made in futures or options on futures.

        (4) All investments shall be held by a third-party custodian (or via book entry at the Depository Trust Company or a similarly qualified clearing corporation), as prescribed in approved custody agreements, or in other customary forms of safekeeping.

     E. Fixed income investments are further limited to the following types and amounts (with the term "assets" defined by the New York statutes):

      Type of Obligation                          Limitation               Basis
      ------------------                          ----------               -----
(i)   Backed by full faith and credit             Unlimited             In Aggregate
      of the United States, including             Unlimited             Per Issuer or
      Government National Mortgage Association                            Mortgage Pool
      direct obligations and guaranteed
      mortgage-backed securities.

(ii)  Federal National Mortgage Association       10% of Assets         In Aggregate
      direct obligations and guaranteed            2% of Assets         Per Mortgage
      mortgage-backed securities.                                         Pool

(iii) Federal Home Loan Mortgage                  10% of Assets         In Aggregate
      Corporation direct obligations and           2% of Assets         Per Mortgage
      guaranteed mortgage-backed                                          Pool
      securities.

(iv)  Bonds which have been fully                  2% of Assets         Per Issuer
      collateralized by direct U.S. government
      obligations (i.e. pre-refunded or
      escrowed-to-maturity) and upgraded to
      triple-A by at least one nationally-
      recognized domestic rating agency.

(v) Obligations not included in Section (iv) above and backed by full faith and credit of:

        (a)  Any state government.                 5% of Assets         Per State

        (b) Any political subdivision of a State   2% of Assets         Per Issuer
            or any municipality within the
            United States.

(vi)  Obligations not included in Section (iv)     2% of Assets         Per Issuer
      above and backed by revenue or
      other income sources of a single
      facility or system.

(vii) Pools of assets rated AAA by at least        5% of Assets         In Aggregate
      one nationally recognized domestic         0.5% of Assets         Per Single Issue
      rating agency (excluding assets otherwise
      permitted under this agreement).


      Type of Obligation                          Limitation               Basis
      ------------------                          ----------               -----

(viii) Securities backed by pools of assets      3% of Assets           In Aggregate
       rated double-A by at least one          0.5% of Assets           Per Single Issue
       nationally recognized domestic rating
       agency (examples may include, but
       are not limited to, commercial or
       residential mortgages, automobile
       loans).

(ix)   Investments in any entity, obligations    1% of Assets           Per Issuer
       of which are insured by MBIA Corp.,
       (and which are identified on a list
       furnished by MBIA Corp. to its
       advisors from time-to-time) with the
       exception of United States
       municipalities rated AA or better by at
       least on nationally-recognized
       domestic rating agency.

(x)    Backed by full faith and credit of a     2% of Assets            Per Issuer
       non-public corporate entity, whether
       foreign or domestic.

(xi)   Backed by full faith and credit of      10% of Assets           In Aggregate
       Canada, its Provinces and other         10% of Assets           For Federal Govt.
       political subdivisions.                  2% of Assets           Per All Other
                                                                        Issuers

(xii)  Backed by full faith and credit of      10% of Assets           In Aggregate
       OECD foreign governments other than      1% of Assets           Per Country
       in Canada.

(xiii) Repurchase agreements with a bank        2% of Assets           In Aggregate
       or registered broker-dealer, provided    1% of Assets           Per Bank or
       that all securities underlying such                              Broker-Dealer
       agreements:

           (a) would be eligible
               investments under
               these Guidelines; and

           (b) have maturities of one
               year or less (unless the
               agreement is fully
               collateralized and
               marked to market daily).


      Type of Obligation                          Limitation               Basis
      ------------------                          ----------               -----
(xiv) Investments of one year or                  10% of Assets            In Aggregate
      less in term which are either                1% of Assets            Per Bank
      direct obligations of or
      supported by letters of credit
      from banks rated in the
      highest short-term category by
      at least one nationally-
      recognized domestic rating
      agency (or judged to be of
      equivalent quality).

(xv)  Mutual funds or other such                   2% of Assets            In Aggregate
      investment conduits registered
      with the SEC under the
      Investment Company Act of
      1940, as amended (provided
      that all investments within
      each fund would be eligible
      under the Guidelines).

(xvi) Equity-linked debt instruments               $100 million            In Aggregate
      rated A or better by at least                $ 10 million            Per Issue
      one nationally recognized
      domestic rating agency with a
      maturity no greater than 10
      years.  Equity index must be
      nationally recognized, such as
      the S&P 500.


                             * * * * * * * * * * *


THIS STATEMENT OF INVESTMENT OBJECTIVES & GUIDELINES SHALL REMAIN IN EFFECT UNTIL REVISED OR AMENDED BY ACTION OF THE MBIA CORP. BOARD OF DIRECTORS, IN ACCORDANCE WITH ITS BY-LAWS.

                                                                        May 1995
                                                                        --------



SECTION III.  SPECIFIC INSTRUCTIONS FOR FIXED-INCOME INVESTMENTS MANAGED BY
              -------------------------------------------------------------
              MBIA SECURITIES CORP.
              ---------------------



In the context of Sections I. and II. above as applicable, the following shall constitute the specific instructions for fixed-term investments made by MBIA Corp., acting through MBIA Securities Corp. ("MBIA SECO"), its investment advisor; it being understood that these instructions set forth in this Section
III. are to be adhered to notwithstanding any less restrictive provisions in Sections I. and II.


  A. Permitted Investments
     ---------------------
     MBIA SECO may invest only in the following categories of fixed income investments as set forth in Section II of the Guidelines:

            Section                 Type
            -------                 ----
              (i)             Full faith and credit of the United States
              (x)             Non-public corporates
              (xi)            Canadian obligations
              (xii)           OECD governments
              (xiii)          Repurchase agreements
              (xiv)           Short-term investments


  B. Maturity
     --------
     The maximum allowable average duration is 7.5 years; minimum duration is
     5.0 years.


  C. Quality
     -------
     Minimum average quality of total portfolio, "A."

     Minimum purchase quality, "BBB+."

     Maximum of investments held rated less than "A-," 4 percent.

     Minimum holding quality, "BBB-."

                                   EXHIBIT C



                                        MANAGEMENT FEES PER ANNUM
     ASSETS UNDER MANAGEMENT           IN BASIS POINTS TIMES ASSETS
     AT MARKET VALUE ($ MILLIONS)            UNDER MANAGEMENT
     ----------------------------      ----------------------------
        First $1,000                           7.0 bp
        Next  $1,000                           6.0 bp
        In excess of $2,000                    5.0 bp



Management fees shall be paid quarterly, in arrears, 30 days following the end of each quarter, based upon the average market value of the assets under management during such quarter.

"Market Value" shall be determined in accordance with Section 9 of this Agreement.

                                  [LOGO]   MBIA INSURANCE CORPORATION
                                           113 King Street
                                           Armonk, NY 10504
                                           914 273 4545



May 31, 1995



Mr. Kenneth Gingrass
Associate Insurance Examiner
Property/Casualty Bureau
State of New York Insurance Department
160 West Broadway
New York, NY 10013

      RE: MBIA Insurance Corporation
          Proposed Investment Services Agreement (the "Agreement") with MBIA Securities Corp.

Dear Mr. Gingrass:

Enclosed please find an executed copy of the Agreement.  At your request,
Section 8 on Compensation of Advisor has been revised to state that the Schedule of Fees (Exhibit C) will be reviewed annually and adjusted to reflect any changes in MBIA Securities Corp. ("SECO") costs. In addition, as required by your letter dated May 17, 1995, MBIA Insurance Corporation ("MBIA") commits to notify the Department when its assets under management by SECO exceeds 20% of the total admitted assets of MBIA.

If I can be of any further assistance, please call me at (914) 765-3923.


Very truly yours,


/s/ Wendy E. Mrosek

Wendy E. Mrosek
Assistant General Counsel

cc: Jeremiah Sheehan

                                                                       EXHIBIT B
                                                                       ---------

                                                           January 1996
                                                           ------------

                           MBIA INSURANCE CORPORATION
                STATEMENT OF INVESTMENT OBJECTIVES & GUIDELINES
                -----------------------------------------------



SECTION I. OBJECTIVES
           ----------

     A. Preservation of Capital in the context of maintaining triple-A ratings
        -----------------------
        for MBIA Insurance Corporation ("MBIA Corp.") and supporting recognition of MBIA Corp.'s financial stability and strength by insured bond investors, municipal market intermediaries, and other municipal bond market constituencies.

     B. Subject to A. above, optimization of after-tax investment income to
        ----------------------------------------------------------------
        support the predictability and consistency of company earnings and cash flow.

     C. Subject to A. and B. above, optimization of long-term total returns.
        -------------------------------------------------------------------

     D. Maintenance of reasonable liquidity after taking into account the
        -----------------------------------
        company's other sources of liquidity (including bank credit facilities and cash flow) for potential claims paying and other corporate needs.

Overall, these objectives call for maintenance of high quality investments, avoidance of undue volatility in both income and returns and generally minimal amounts of short-term investments and/or U.S. Treasury obligations for immediate liquidity. MBIA Corp.'s investment selections will be made with a bias to hold for the long-term, and to avoid sales or swaps in the absence of compelling circumstances of tax credit, structural or other economic reasons, and not to rely on short-term trading or market timing to achieve performance. The mix of taxable and tax-exempt investments will vary from time to time with both market conditions and company tax circumstances.

In seeking to achieve these objectives, MBIA Corp. will monitor, evaluate and report on the performance of its investment managers and the portfolio, using appropriate market-related benchmarks. In addition, MBIA Corp. will maintain an awareness of and periodically report on the investment practices and results of key competitors and comply with the constraints or limitations related to guidelines and regulatory or rating agency considerations.

                                                                  EXHIBIT 10.65

                                AMENDMENT NO. 1
                                      TO
                         INVESTMENT SERVICES AGREEMENT

        WHEREAS, MBIA Insurance Corporation and MBIA Securities Corp. have entered into an Investment Services Agreement (the "Agreement"); and

        WHEREAS, the parties have agreed to amend said Agreement.

        NOW, THEREFORE, the Agreement is hereby amended as follows effective January 2, 1996:

         1. Exhibits B and C of the Agreement are replaced in their entirety by the substitute Exhibits B and C attached hereto.

         2. All other provisions of the Agreement shall remain unchanged.

         IN WITNESS WHEREOF, the parties have caused the signatures of their duly authorized officers to be hereto affixed this 29th day of December, 1995.



MBIA INSURANCE CORPORATION                      MBIA SECURITIES CORP.

By: /s/                                         By: /s/
   ---------------------------                     --------------------------
Title: Chief Financial Officer                  Title: President

Section II.  GUIDELINES
             ----------

The following shall constitute the Investment Guidelines for MBIA Corp., acting through its duly authorized officers and/or through its outside investment advisors:

     A. Investments shall be made and maintained in compliance with all applicable provisions of Article 14 of the New York Insurance Laws, as amended.

     B. Fixed Income Policy

        (1) Quality: For fixed-income securities (over 1 year when purchased)
            --------
            average quality will be AA to AA-, with minimum purchase quality, BBB. For short-term investments (less than 1 year), only investments rated Al/P1 (or equivalent rating) or better may be purchased.

        (2) Maturity: The average duration target is a maximum of 7.5 years;
            ---------
            minimum duration is 6.0 years.

        (3) Maturity Distribution: Diversification in maturity to minimize
            ----------------------
            reinvestment risk is an objective. Although this objective is not quantified, a reasonably well-laddered portfolio over a wide range of maturities is to be achieved.

        (4) Insured Obligations: MBIA Corp. may purchase or hold obligations
            --------------------
            insured by MBIA Corp. or its competitors, subject to an aggregate limit of 20% of the total investment portfolio.

        (5) Other: Securities may be purchased in both public and private
            -----
            markets, subject to the maintenance of an appropriate level of overall portfolio liquidity and to all other objectives/guidelines.

     C. Equity Policy

           MBIA Corp. holds interests in certain equity-oriented investments in limited amounts. It is MBIA Corp.'s current policy not to purchase equity oriented securities.

      D. Further Restrictions

         (1) At the time of purchase, no investment may be in default as to principal or interest payments and all shall be rated "investment grade" by at least one nationally-recognized domestic rating agency.

         (2) Only U.S. dollar denominated securities may be purchased, except those required for MBIA Corp.'s foreign operations.

         (3) No investment shall be made in futures or options on futures.

         (4) All investments shall be held by a third-party custodian (or via book entry at the Depository Trust Company or a similarly qualified clearing corporation), as prescribed in approved custody agreements, or in other customary forms of safekeeping.

E. Fixed income investments are further limited to the following types and amounts (with the term "assets" defined by the New York statutes):

      Type of Obligation                          Limitation               Basis
      ------------------                          ----------               -----
(i)   Backed by full faith and credit             Unlimited             In Aggregate
      of the United States, including             Unlimited             Per Issuer or
      Government National Mortgage Association                            Mortgage Pool
      direct obligations and guaranteed
      mortgage-backed securities.

(ii)  Federal National Mortgage Association       10% of Assets         In Aggregate
      direct obligations and guaranteed            2% of Assets         Per Mortgage Pool
      mortgage-backed securities.

(iii) Federal Home Loan Mortgage                  10% of Assets         In Aggregate
      Corporation direct obligations and           2% of Assets         Per Mortgage Pool
      guaranteed mortgage-backed
      securities.

(iv)  Bonds which have been fully                  2% of Assets         Per Issuer
      collateralized by direct U.S. government
      obligations (i.e., prerefunded or
      escrowed-to-maturity) and upgraded to
      triple-A by at least one nationally-
      recognized domestic rating agency.

(v) Obligations not included in Section (iv) above and backed by full faith and credit of:

        (a)  Any state government.                 5% of Assets         Per State

        (b) Any political subdivision of a State   2% of Assets         Per Issuer
            or any municipality within the
            United States.

(vi)  Obligations not included in Section (iv)     2% of Assets         Per Issuer
      above and backed by revenue or
      other income sources of a single
      facility or system.

(vii) Pools of assets rated AAA by at least        5% of Assets         In Aggregate
      one nationally recognized domestic         0.5% of Assets         Per Single Issue
      rating agency (excluding assets otherwise
      permitted under this agreement).


      Type of Obligation                          Limitation               Basis
      ------------------                          ----------               -----

(viii) Securities backed by pools of assets      3% of Assets           In Aggregate
       rated double-A by at least one          0.5% of Assets           Per Single Issue
       nationally recognized domestic rating
       agency (examples may include, but
       are not limited to, commercial or
       residential mortgages, automobile
       loans).

(ix)   Investments in any entity, obligations    1% of Assets           Per Issuer
       of which are insured by MBIA Corp.,
       (and which are identified on a list
       furnished BY MBIA Corp. to its
       advisors from time-to-time) with the
       exception of United States
       municipalities rated AA or better by at
       least on nationally-recognized
       domestic rating agency.

(x)    Backed by full faith and credit of a     2% of Assets            Per Issuer
       non-public corporate entity, whether
       foreign or domestic.

(xi)   Backed by full faith and credit of      10% of Assets           In Aggregate
       Canada, its Provinces and other         10% of Assets           For Federal Govt.
       political subdivisions.                  2% of Assets           Per all Other
                                                                        Issuers

(xii)  Backed by full faith and credit of      10% of Assets           In Aggregate
       OECD foreign governments other than      1% of Assets           Per Country
       in Canada.

(xiii) Repurchase agreements with a bank        2% of Assets          In Aggregate
       or registered broker-deal, provided      1% of Assets          Per Bank or
       that all securities underlying such                             Broker-Dealer
       agreements:

           (a) Would be eligible
               investments under
               these Guidelines; and.

           (b) Have maturities of one
               year or less (unless the
               agreement is fully
               collateralized and
               marked to market daily.


      Type of Obligation                          Limitation               Basis
      ------------------                          ----------               -----
(xiv) investments of one year or                  10% of Assets            In Aggregate
      less in term which are either                1% of Assets            Per Bank
      direct obligations of or
      supported by letters of credit
      from banks rated in the
      highest short-term category by
      at least one nationally-
      recognized domestic rating
      agency (or judged to be of
      equivalent quality).

(xv)  Mutual funds or other such                   2% of Assets            In Aggregate
      investment conduits registered
      with the SEC under the
      Investment Company Act of
      1940, as amended (provided
      that all investments within
      each fund would be eligible
      under the Guidelines).

(xvi) Equity-linked debt instruments               $100 million            In Aggregate
      rated A or better by at least                $ 10 million            Per Issue
      one nationally recognized
      domestic rating agency with a
      maturity no greater than 10
      years.  Equity index must be
      nationally recognized, such as
      the S&P 500.


                                           *************************


This Statement of investment Objective & Guidelines shall remain in effect until revised or amended by action of the MBIA Corp. Board of Directors, in accordance with its by-laws.

                                                                    January 1996
                                                                    ------------



Section III.    SPECIFIC INSTRUCTIONS FOR TAXABLE FIXED-INCOME INVESTMENTS
                ----------------------------------------------------------



In the context of Sections I. and II. above as applicable, the following shall constitute the specific instructions for taxable fixed-term investments made by MBIA Corp., acting through MBIA Securities Corp., its investment advisor, it being understood that these instructions set forth in this Section III. are to be adhered to notwithstanding any less restrictive provisions in Sections I. and II.



    A. Maturity
       --------
       The maximum allowable average duration is 7.5 years; minimum duration is 5.0 years.


    B. Quality
       --------
       Minimum average quality of total portfolio, "A."

       Minimum purchase quality, "BBB+."

       Maximum of investments held rated less than "A-," 4 percent.

       Minimum holding quality, "BBB-."

                                                                    January 1996
                                                                    ------------


SECTION IV.   SPECIFIC INSTRUCTIONS FOR TAX-EXEMPT FIXED-INCOME INVESTMENTS
              -------------------------------------------------------------

In the context of Sections I. and II. above as applicable, the following shall constitute the specific instructions for tax-exempt fixed-term investments made by MBIA Corp., acting through MBIA Securities Corp., its investment advisor, it being understood that the instructions set forth in this Section IV. are to be adhered to notwithstanding any less restrictive provisions in Sections I. and II.



    A. Maturity
       --------
       The maximum allowable average duration is 7.5 years; minimum duration is 6.25 years.


    B.  Quality
        -------
        Minimum average quality for the tax-exempt portfolio is "AA."

        Minimum purchase quality for the tax-exempt portfolio is "BBB."

        Minimum holding quality for the taxable portfolio is investment grade, unless specific waiver of this limit is obtained from MBIA Corp.

        Maximum of investments held rated less than A-, 4 percent, unless specific waiver of this limit is obtained from MBIA Corp.

                                   EXHIBIT C
                                SCHEDULE OF FEES


                                            MANAGEMENT FEES PER ANNUM
     ASSETS UNDER MANAGEMENT               IN BASIS POINTS TIMES ASSETS
     AT MARKET VALUE ($ MILLIONS)               UNDER MANAGEMENT
     ----------------------------          ----------------------------

           All Assets                              7.0 bp


Management fees shall be paid quarterly, in arrears, 30 days following the end of each quarter, based upon the average market value of the assets under management during such quarter.

"Market Value" shall be determined in accordance with Section 9 of this Agreement.

                         INVESTMENT SERVICES AGREEMENT
                         -----------------------------



    This INVESTMENT SERVICES AGREEMENT (the "Agreement") is made as of the 28th day of April 1995, by and between MBIA Insurance Corporation, a New York insurance corporation (the "Client"), and MBIA Securities Corp., a Delaware Corporation (the "Advisor").

                                    RECITALS
                                    --------

        WHEREAS, Client seeks investment advisory services in connection with certain assets owned by it; and

        WHEREAS, Advisor is an affiliate of Client and in the business of providing investment advisory services; and

        WHEREAS, Client desires to retain Advisor to render advice and services to Client pursuant to the terms and conditions of this Agreement and Advisor is willing to furnish such advice and services.

        NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto mutually agree as follows:

        1.  Authority of the Advisor. (a) Advisor shall have full power to
            ------------------------
manage and direct the investments of and for Client's account (the "Account"), without prior consultation with Client, subject, however, to the limitations referred to in clause (b) of this paragraph 1 and paragraph 5 hereof. This discretionary authority makes the Advisor agent and attorney-in-fact with full power and authority on behalf of the Account (i) to buy, sell, exchange, convert and otherwise trade in any and all stocks, bonds and other securities as the Advisor may select; and (ii) to establish and deal through accounts with one or more securities brokerage firms, dealers or banks as Advisor may select; provided, however, that none of such firms, dealers or banks shall be a person or entity that controls, or is controlled by, or is under common control with, Advisor. This discretionary authority shall remain in full force and effect for the duration of this Agreement or until the Advisor receives written notice from Client of its termination in accordance with the terms of this Agreement.

        (b) Notwithstanding any other provision of this Agreement, it is understood and acknowledged by the parties hereto that Client shall at all times have ultimate control of and responsibility with respect to the functions which Client is delegating to Advisor Pursuant to the terms of this Agreement. In furtherance of the foregoing, Advisor shall follow the instructions of Client's Chief Financial Officer in connection with the management and investment of Account.


 2.      Custody of Assets.  Client has appointed The Chase Manhattan Bank,
         -----------------
N.A., as its custodian (the "Custodian") to act under the Custody Agreement, dated March 1, 1995. The Custodian will take and have possession of the assets of the Account. Advisor shall not act as custodian for Client's Account or take or have possession of any of the assets thereof, but may issue instructions to the Custodian of such assets as required in connection with the settlement of transactions effected by Advisor hereunder. Accounts and records maintained by Advisor in connection with this Agreement shall be the property of the Client. Notwithstanding the foregoing, or any other provisions of this Agreement to the contrary, Client and Advisor acknowledge and agree that Advisor shall at all times own and have custody of its own general corporate accounts and records.

  3.  Brokerage.  To the extent permitted in paragraph I of this Agreement,
      ---------
Advisor may place orders for the execution of transactions for the Account with or through such brokers, dealers, or banks as Advisor may select and, complying with Section 28(e) of the Securities Exchange Act of 1934, may select brokers-dealers charging a commission in excess of the commission another broker-dealer would have charged. The Advisor and other clients advised by the Advisor may benefit from any information received from broker-dealers selected in connection with Client's Account.

  4.  Administrative Services.  The Client hereby engages the Advisor to provide
      -----------------------
those administrative and securities management services described in Exhibit A attached hereto.

  5.  Sub-Advisors and Consultants.  Advisor may, at its own expense, employ
      ----------------------------
other persons to furnish to Advisor statistical and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as Advisor may desire; provided, however, that such subadvisors and consultants shall not have authority to make investment decisions for Client's Account.


  6.  Investment Objectives and Guidelines.  Client has provided Advisor
      ------------------------------------
with a written Statement of Investment Objectives & Guidelines (the "Guidelines") in the form attached hereto as Exhibit B and incorporated herein by reference. Advisor agrees to follow the Guidelines when making investments for Client's Account. Client shall give Advisor prompt written notice of any investments made for Client's Account which Client believes to have been made outside the Guidelines. Likewise, Advisor shall give Client prompt written notice of any investments made for Client's Account which Advisor believes to have been made outside the Guidelines. Client may change or modify the Guidelines from time to time by providing the Advisor written notice of such change or modification. Neither Advisor's acceptance of the Guidelines, nor any other provision of this Agreement shall be considered a guaranty that any specific result will be achieved.

  7.  Allocation of Charges and Expenses. (a) Advisor shall furnish at its
      ----------------------------------
own expense executive, supervisory and other personnel services, office space, equipment, utilities and telephone services in connection with supplying the investment management, advisory, statistical, analytical and research services contemplated by this Agreement.

  (b) Custodian fees, transfer agent fees and brokerage costs, fees and commissions will be charged to Client's Account.

  (c) For all expenses not otherwise covered in subsections (a) and (b) above, it is understood that Client will pay or reimburse Advisor for such expenses, including, without limitation, governmental fees, interest charges, taxes, fees and expenses of independent auditors, legal fees and other expenses connected with the execution of security transactions or the performance by Advisor of any other duties under this Agreement or any actions taken by Advisor at the request of Client. Except for taxes, governmental fees and any other expenses outside of Advisor's control, Advisor will notify Client not less than five (5) business days prior to incurring any individual expense under this subsection (c) and Client shall have five (5) business days from receipt of such notice within
which to notify Advisor of its disapproval of any such expense.   Failure of
Client to so notify Advisor of its disapproval within five (5) business days shall be deemed Client's approval of such expense.

  (d) Advisor shall provide Client, no later than thirty (30) days following the end of each calendar month, with a summary of the investment transactions for that month, together with a statement of any fees and expenses chargeable to
Client pursuant to subsections (b) and (c) above.   Any undisputed amounts shall
be paid by Client within fifteen (15) days of receipt of said statement.

      8. Compensation of Advisor.  The compensation of Advisor for its services
         -----------------------
under the Agreement shall be calculated and paid in accordance with the Schedule of Fees attached hereto as Exhibit C and incorporated herein by reference. It is intended by the parties hereto that the compensation rate set forth in that Schedule of Fees, or any sub sequent amendment thereto, shall reflect Advisor's costs in providing services to Client, pursuant to this Agreement. The Schedule of Fees will be reviewed annually and adjusted to reflect any changes in the Advisor's costs.

      9. Valuation.  In computing the market value of any security held in the
         ---------
custody account:

      (a) Each security listed on any national securities exchange, for which recent market quotations are readily available, shall be valued at the last reported sale price on the principal exchange on which such security is traded, or, if there has been no recently reported sale, at the last reported bid price;

      (b) Unlisted securities shall be valued at the then current bid price, if market quotations are readily available;

      (c) Futures contracts will be valued based on closing settlement prices as reported on regulated futures exchanges, in accordance with accepted practices and applicable law and regulations; and

      (d) Any other security or asset shall be valued in a manner determined in good faith by Advisor to reflect its fair market value and such valuation shall be determinative.

  10. Records.  Advisor shall maintain accurate and detailed records of all
      -------
transactions in connection with the Account, which shall be subject to inspection by Client upon reasonable notice during Advisor's regular business hours. It is understood and acknowledged that such records are the property of the Company and shall be returned to the Company upon termination of this Agreement. On request, representatives of Advisor shall meet With the Client's officers and directors and the officers and directors of the Client's parent company to discuss investment performance and other matters relating to Advisor's obligations under this Agreement.

  11. Duration and Termination. (a) Subject to the provisions of paragraph 13
      ------------------------
hereof, this Agreement shall commence as of the date set forth above and shall continue until terminated (i) by mutual consent of Advisor and Client or (ii) as hereinafter provided. Fees will be prorated to the date of termination and any unearned portion of repaid fees will be refunded to Client.

  (b) Either party may terminate this Agreement without cause upon at least thirty (30) days prior written notice.

  (c) At its discretion, Client may immediately terminate this Agreement by written notice to Advisor upon the occurrence of any one of the following events:

  (i) The insolvency of Advisor, the inability of Advisor to pay debts as they mature, the making of an assignment by Advisor for the benefit of creditors, the dissolution of Advisor, the appointment of a receiver or liquidator for Advisor or for a substantial part of Advisor's property, or the institution of bankruptcy, reorganization, arrangement, insolvency or similar proceedings by or against Advisor under the laws of any jurisdiction; or

  (ii) The default under or any violation of the terms of this Agreement by Advisor which is not cured by Advisor within fifteen (15) days after receipt by Advisor of notice of such default from Client of the failure of Advisor to perform satisfactorily its duties as set forth in this Agreement.

  (d) At its discretion, Advisor may immediately terminate this Agreement by written notice to Client upon the occurrence of any one of the following events:

  (i) The insolvency of Client, the inability of Client to pay debts as they mature, the making of an assignment by Client for the benefit of creditors or the dissolution of Client.

  (ii) The default under or any violation of the terms of this Agreement by Client which is not cured by Client within fifteen (15) days after receipt by Client of notice of such default from Advisor of the failure of Client to perform satisfactorily its duties as set forth in this Agreement; or

  (iii)The commencement of a delinquency proceeding against Client pursuant to
Article 74 of the New York Insurance Law.

   (e) Upon termination of this Agreement, if Client so elects and for a period not exceeding the earlier of two (2) months or the date on which Client appoints a successor to Advisor, Advisor shall be obligated to perform those investment services which are necessary to ensure the proper management of Client's Account. Termination of this Agreement shall not relieve either party of liability for the performance of obligations imposed upon such party during the effective period of this Agreement which have not been performed at the time of termination thereof. It is specifically agreed to and acknowledged that Advisor shall be entitled to fees referred to in paragraph 8 for services rendered pursuant to this subparagraph (e).

  12. Non-Exclusive Contract.  The services of the Advisor to Client are not to
      ----------------------
be deemed to be exclusive. Advisor is free to render service to others. Client agrees that Advisor may give advice and take action with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to Client's Account. Nothing in this Agreement shall be deemed to impose upon the Advisor any obligation to purchase or sell or to recommend for purchase or sale by or for Client any security or other property which Advisor, its officers, employees or affiliates may purchase or sell for their own accounts or which the Advisor may purchase or sell for the account of any other client. Client recognizes that transactions in a specific security may not be accomplished for all or any other clients at the same time or at the same price.

  13. Representations. (a) The Advisor represents and warrants that it is
      ---------------
registered as an investment advisor with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 as amended.

  (b) Advisor represents and warrants that this Agreement has been duly authorized in accordance with Advisor's governing documents and when executed and delivered will be binding upon Advisor in accordance with its terms.

  (c) Advisor represents and warrants that it will maintain records in connection with the Account in accordance with the applicable requirements of
Section 325 of the New York Insurance Law or any successor statute thereto.

  (d) Client represents and warrants that this Agreement has been duly authorized by Client's Board of Directors in accordance with Client's governing documents and when executed and delivered will be binding upon Client in accordance with its terms.

  14. Department of Insurance Approval.  This Agreement is executed by the
      --------------------------------
parties with the understanding that it is contingent upon final approval by the New York Department of Insurance. In the event such approval is not obtained, the Client shall have the unqualified right to terminate this Agreement without penalty, provided, however, that any investment action taken by Advisor on behalf of Client prior to the effective date of such termination shall be at Client's risk.

  15. Applicable Laws.  Advisor shall comply with all securities laws and other
      ---------------
laws applicable to investment managers, including, without limitation, the Investment Advisers Act of

1940, as amended. Advisor shall comply with the Guidelines in providing its services hereunder, and, except for monitoring compliance with the provisions of law referred to in the Guidelines, shall have no independent duty or responsibility to assure that investments permitted by Client's Guidelines qualify as permitted investments under applicable insurance laws.

  16. Voting Rights.  Decisions on voting of proxies will be made by Client.
      -------------

  17. Liability of Advisor. In providing Client with investment advice and other
      --------------------
services as herein provided, neither Advisor nor any officer, director, employee or agent thereof shall be held liable to Client, its creditors or its stockholder(s) for errors of judgment or for anything except willful malfeasance, bad faith or negligence in the performance of its duties or reckless disregard of its obligations and duties under the terms of this Agreement. It is further understood and agreed that Advisor may rely upon information furnished to it reasonably believed to be accurate and reliable. Nothing herein shall constitute a waiver or limitation of any rights which the Client may have under any federal securities laws.

  18. Confidential Relationship. The terms and conditions of this Agreement, all
      -------------------------
information and advice furnished by either party under this Agreement and any records generated by this Agreement are confidential and shall not be disclosed to third parties, except as required by law.

  19. Notices. All notices and other communications hereunder shall be in
      -------
writing and shall be delivered by hand, telecopier, or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses and shall be deemed given on the date on which such notice is received:

To Client at:

                            Attention: General Counsel

Or by telecopier at:

With a copy to:
                            Attention: Chief Financial Officer


Or by telecopier at:


To Advisor at:

                             Attention: President

Or by telecopier at:



Either party may change its address or telecopier number for purposes of this paragraph by giving the other party written notice of the new address or telecopier number in the manner set forth below.

20. Waiver.  Waiver by either party of any obligation of the other party does
    ------
not constitute a waiver of any further or other obligation of the other party.


21. Amendment.  This Agreement may be modified or amended only by an instrument
    ---------
in writing signed by duly authorized representatives of both Advisor and Client.

22. Agreement not Assignable.  This Agreement is not assignable by either Client
    ------------------------
or Advisor.

23. Cumulative.  All rights, powers and privileges conferred hereunder upon the
    ----------
parties shall be cumulative and shall not restrict those given by law.

24. Counterparts.  This Agreement may be executed in counterparts, each of which
    ------------
so executed shall be deemed to be an original and such counterparts together shall constitute but one and the same contract, which shall be sufficiently evidenced by any such original counterpart.

25. Construction. The captions used in this Agreement are for convenience only,
    ------------
and shall not affect the construction or interpretation of any of its provisions. Each of the provisions of this Agreement is severable, and invalidity or inapplicability of one or more provisions, in whole or in part, shall not affect any other provision. This Agreement shall be construed in accordance with the laws of the State of New York, and is subject to the provisions of the Investment Advisers Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission.

26. Disclosure Statement.  Client acknowledges receipt of Advisor's disclosure
    --------------------
statement, as required by Rule 204-3 under the Investment Advisers Act of 1940, not less than 48 hours prior to the date of execution of this Agreement.

27. Dispute Resolution. Any disputes arising under this Agreement shall be
    ------------------
settled by arbitration in New York City in accordance with the American Arbitration Association rules then in effect, any award rendered thereon shall be enforceable in any court of competent jurisdiction.

28. Entirety of Agreement. This Agreement contains the entire agreement between
    ---------------------
the parties with respect to the subject matter hereof and supersedes and cancels any prior understandings and agreements between the parties.

     IN WITNESS WHEREOF, the parties have caused the signatures of their duly authorized offices to be hereto affixed.

By:                                By:
   -------------------------          -----------------------------


Title: Senior Vice President       Title: President, MBIA Securities Corp.
      -----------------------             --------------------------------
         "Client"                                "Advisor"

                                   EXHIBIT A

                            ADMINISTRATIVE SERVICES

Advisor will provide the following securities support functions:

-  Settlement/Custody Control
   --------------------------

   Daily coordination of any securities purchased or sold with investment manager, brokers and clearance bank. Confirmation of funds movement upon
   receipt/delivery of securities.   Reconciliation of asset position between
   custody bank and investment operations.

-  Transaction Processing
   ----------------------

   Daily recording of individual security transactions on trade date.


-  Income Collection
   -----------------

   Daily collection and recording principal (maturity/redemption) and interest payments. Follow up on overdue payments.


-  Bank Reconciliation
   -------------------

   Monthly reconciliation of all cash transactions in demand deposit accounts.


-  Market Valuation of Assets
   --------------------------

   Assets priced monthly by an outside service.


-  Investment Accounting Staff Support
   -----------------------------------

   Staff support will be provided to assist the Client in responding to audit, tax or other regulatory interrogatories related to investment transactions as reported.

 Independent administrative services which are not provided by Advisor under this Agreement include:

      -- Custody services provided by The Chase Manhattan Bank, N.A. of New
         York.

      -- Outside audit services.

The following reports will be provided to the Client and will include transaction reports and investment management reports prepared monthly or quarterly, as the case may be:

(a)  Transaction Reporting:
     ---------------------

    (i)   Quarterly detail reports on new commitments.

    (ii) Quarterly detail reports on all transactions including purchases, sales, investment income and return of principal.

    (iii) Transactional information on investments, as needed, to support tax return preparation.


(b)  Portfolio Review:
     ----------------

     Quarterly summary and detail on the Client's holdings will be provided. This report will include market values, overall quality ratings, portfolio yield and a summary review of market conditions and portfolio strategy.

(c)  Performance Reporting:
     ---------------------

     Included as part of the portfolio review will be performance results on both yields on new commitments and total return for the portfolio. Performance will be measured against agreed upon indices.

                                   EXHIBIT B
                                                                      April 1995
                                                                      ----------

                           MBIA INSURANCE CORPORATION
                STATEMENT OF INVESTMENT OBJECTIVES & GUIDELINES
                -----------------------------------------------



SECTION I. OBJECTIVES:
           ----------

        A. Preservation of Capital in the context of maintaining triple-A
           -----------------------
           ratings for MBIA Insurance Corporation ("MBIA Corp.") and supporting recognition of MBIA Corp.'s financial stability and strength by insured bond investors, municipal market intermediaries, and other municipal bond market constituencies.

        B. Subject to A. above, optimization of after-tax investment income
           ----------------------------------------------------------------
           to support the predictability and consistency of company earnings and cash flow.

        C. Subject to A. and B. above, optimization of long-term total returns.
           -------------------------------------------------------------------

        D. Maintenance of reasonable liquidity after taking into account the
           -----------------------------------
           company's other sources of liquidity (including bank credit facilities and cash flow) for potential claims-paying and other corporate needs.

Overall, these objectives call for maintenance of high quality investments, avoidance of undue volatility in both income and returns and generally minimal amounts of short-term investments and/or U.S. Treasury obligations for immediate liquidity. MBIA Corp.'s investment selections will be made with a bias to hold for the long-term, and to avoid sales or swaps in the absence of compelling circumstances of tax credit, structural or other economic reasons, and not to rely on short-term trading or market timing to achieve performance. The mix of taxable and tax-exempt investments will vary from time to time with both market conditions and company tax circumstances.

In seeking to achieve these objectives, MBIA Corp. will monitor, evaluate and report on the performance of its investment managers and the portfolio, using appropriate market-related benchmarks. In addition, MBIA Corp. will maintain an awareness of and periodically report on the investment practices and results of key competitors and comply with the constraints or limitations related to internal guidelines and regulatory or rating agency considerations.

SECTION II. GUIDELINES:
            ----------

The following shall constitute the Investment Guidelines for MBIA Corp., acting through its duly authorized officers and/or through its outside investment advisors:

     A. Investments shall be made and maintained in compliance with all applicable provisions of Article 14 of the New York Insurance Laws, as amended.

     B. Fixed Income Policy

        (1) Quality: For fixed-income securities (over 1 year when purchased)
            -------
            average quality will be AA to AA-, with minimum purchase quality, BBB. For short-term investments (less than 1 year), only investments rated A1/P1 (or equivalent rating) or better may be purchased.

        (2) Maturity: The average duration target is a maximum of 7.5 years;
            --------
            minimum duration is 6.0 years.

        (3) Maturity Distribution: Diversification in maturity to minimize
            ---------------------
            reinvestment risk is an objective. Although this objective is not quantified, a reasonably well-laddered portfolio over a wide range of maturities is to be achieved.

        (4) Insured Obligations: MBIA Corp. may purchase or hold obligations
            -------------------
            insured BY MBIA Corp. or its competitors, subject to an aggregate limit of 20% of the total investment portfolio.

        (5) Other: Securities may be purchased in both public and private
            ------
            markets, subject to the maintenance of an appropriate level of overall portfolio liquidity and to all other objectives/guidelines.

     C. Equity Policy

            MBIA Corp. holds interests in certain equity-oriented investments in limited amounts. It is MBIA Corp.'s current policy not to purchase equity oriented securities.

     D. Further Restrictions

        (1) At the time of purchase, no investment may be in default as to principal or interest payments and all shall be rated "investment grade" by at least one nationally-recognized domestic rating agency.

        (2) Only U.S. dollar denominated securities may be purchased, except those required for MBIA Corp.'s foreign operations.

        (3) No investment shall be made in futures or options on futures.

        (4) All investments shall be held by a third-party custodian (or via book entry at the Depository Trust Company or a similarly qualified clearing corporation), as prescribed in approved custody agreements, or in other customary forms of safekeeping.

     E. Fixed income investments are further limited to the following types and amounts (with the term "assets" defined by the New York statutes):

      Type of Obligation                          Limitation               Basis
      ------------------                          ----------               -----
(i)   Backed by full faith and credit             Unlimited             In Aggregate
      of the United States, including             Unlimited             Per Issuer or
      Government National Mortgage Association                            Mortgage Pool
      direct obligations and guaranteed
      mortgage-backed securities.

(ii)  Federal National Mortgage Association       10% of Assets         In Aggregate
      direct obligations and guaranteed            2% of Assets         Per Mortgage
      mortgage-backed securities.                                         Pool

(iii) Federal Home Loan Mortgage                  10% of Assets         In Aggregate
      Corporation direct obligations and           2% of Assets         Per Mortgage
      guaranteed mortgage-backed                                          Pool
      securities.

(iv)  Bonds which have been fully                  2% of Assets         Per Issuer
      collateralized by direct U.S. government
      obligations (i.e. pre-refunded or
      escrowed-to-maturity) and upgraded to
      triple-A by at least one nationally-
      recognized domestic rating agency.

(v) Obligations not included in Section (iv) above and backed by full faith and credit of:

        (a)  Any state government.                 5% of Assets         Per State

        (b) Any political subdivision of a State   2% of Assets         Per Issuer
            or any municipality within the
            United States.

(vi)  Obligations not included in Section (iv)     2% of Assets         Per Issuer
      above and backed by revenue or
      other income sources of a single
      facility or system.

(vii) Pools of assets rated AAA by at least        5% of Assets         In Aggregate
      one nationally recognized domestic         0.5% of Assets         Per Single Issue
      rating agency (excluding assets otherwise
      permitted under this agreement).


      Type of Obligation                          Limitation               Basis
      ------------------                          ----------               -----

(viii) Securities backed by pools of assets      3% of Assets           In Aggregate
       rated double-A by at least one          0.5% of Assets           Per Single Issue
       nationally recognized domestic rating
       agency (examples may include, but
       are not limited to, commercial or
       residential mortgages, automobile
       loans).

(ix)   Investments in any entity, obligations    1% of Assets           Per Issuer
       of which are insured by MBIA Corp.,
       (and which are identified on a list
       furnished by MBIA Corp. to its
       advisors from time-to-time) with the
       exception of United States
       municipalities rated AA or better by at
       least on nationally-recognized
       domestic rating agency.

(x)    Backed by full faith and credit of a     2% of Assets            Per Issuer
       non-public corporate entity, whether
       foreign or domestic.

(xi)   Backed by full faith and credit of      10% of Assets           In Aggregate
       Canada, its Provinces and other         10% of Assets           For Federal Govt.
       political subdivisions.                  2% of Assets           Per All Other
                                                                        Issuers

(xii)  Backed by full faith and credit of      10% of Assets           In Aggregate
       OECD foreign governments other than      1% of Assets           Per Country
       in Canada.

(xiii) Repurchase agreements with a bank        2% of Assets           In Aggregate
       or registered broker-dealer, provided    1% of Assets           Per Bank or
       that all securities underlying such                              Broker-Dealer
       agreements:

           (a) would be eligible
               investments under
               these Guidelines; and

           (b) have maturities of one
               year or less (unless the
               agreement is fully
               collateralized and
               marked to market daily).


      Type of Obligation                          Limitation               Basis
      ------------------                          ----------               -----
(xiv) Investments of one year or                  10% of Assets            In Aggregate
      less in term which are either                1% of Assets            Per Bank
      direct obligations of or
      supported by letters of credit
      from banks rated in the
      highest short-term category by
      at least one nationally-
      recognized domestic rating
      agency (or judged to be of
      equivalent quality).

(xv)  Mutual funds or other such                   2% of Assets            In Aggregate
      investment conduits registered
      with the SEC under the
      Investment Company Act of
      1940, as amended (provided
      that all investments within
      each fund would be eligible
      under the Guidelines).

(xvi) Equity-linked debt instruments               $100 million            In Aggregate
      rated A or better by at least                $ 10 million            Per Issue
      one nationally recognized
      domestic rating agency with a
      maturity no greater than 10
      years.  Equity index must be
      nationally recognized, such as
      the S&P 500.


                             * * * * * * * * * * *


THIS STATEMENT OF INVESTMENT OBJECTIVES & GUIDELINES SHALL REMAIN IN EFFECT UNTIL REVISED OR AMENDED BY ACTION OF THE MBIA CORP. BOARD OF DIRECTORS, IN ACCORDANCE WITH ITS BY-LAWS.

                                                                        May 1995
                                                                        --------



SECTION III.  SPECIFIC INSTRUCTIONS FOR FIXED-INCOME INVESTMENTS MANAGED BY
              -------------------------------------------------------------
              MBIA SECURITIES CORP.
              ---------------------



In the context of Sections I. and II. above as applicable, the following shall constitute the specific instructions for fixed-term investments made by MBIA Corp., acting through MBIA Securities Corp. ("MBIA SECO"), its investment advisor; it being understood that these instructions set forth in this Section
III. are to be adhered to notwithstanding any less restrictive provisions in Sections I. and II.


  A. Permitted Investments
     ---------------------
     MBIA SECO may invest only in the following categories of fixed income investments as set forth in Section II of the Guidelines:

            Section                 Type
            -------                 ----
              (i)             Full faith and credit of the United States
              (x)             Non-public corporates
              (xi)            Canadian obligations
              (xii)           OECD governments
              (xiii)          Repurchase agreements
              (xiv)           Short-term investments


  B. Maturity
     --------
     The maximum allowable average duration is 7.5 years; minimum duration is
     5.0 years.


  C. Quality
     -------
     Minimum average quality of total portfolio, "A."

     Minimum purchase quality, "BBB+."

     Maximum of investments held rated less than "A-," 4 percent.

     Minimum holding quality, "BBB-."

                                   EXHIBIT C



                                        MANAGEMENT FEES PER ANNUM
     ASSETS UNDER MANAGEMENT           IN BASIS POINTS TIMES ASSETS
     AT MARKET VALUE ($ MILLIONS)            UNDER MANAGEMENT
     ----------------------------      ----------------------------
        First $1,000                           7.0 bp
        Next  $1,000                           6.0 bp
        In excess of $2,000                    5.0 bp



Management fees shall be paid quarterly, in arrears, 30 days following the end of each quarter, based upon the average market value of the assets under management during such quarter.

"Market Value" shall be determined in accordance with Section 9 of this Agreement.

                                  [LOGO]   MBIA INSURANCE CORPORATION
                                           113 King Street
                                           Armonk, NY 10504
                                           914 273 4545



May 31, 1995



Mr. Kenneth Gingrass
Associate Insurance Examiner
Property/Casualty Bureau
State of New York Insurance Department
160 West Broadway
New York, NY 10013

      RE: MBIA Insurance Corporation
          Proposed Investment Services Agreement (the "Agreement") with MBIA Securities Corp.

Dear Mr. Gingrass:

Enclosed please find an executed copy of the Agreement.  At your request,
Section 8 on Compensation of Advisor has been revised to state that the Schedule of Fees (Exhibit C) will be reviewed annually and adjusted to reflect any changes in MBIA Securities Corp. ("SECO") costs. In addition, as required by your letter dated May 17, 1995, MBIA Insurance Corporation ("MBIA") commits to notify the Department when its assets under management by SECO exceeds 20% of the total admitted assets of MBIA.

If I can be of any further assistance, please call me at (914) 765-3923.


Very truly yours,


/s/ Wendy E. Mrosek

Wendy E. Mrosek
Assistant General Counsel

cc: Jeremiah Sheehan

                                                                       EXHIBIT B
                                                                       ---------

                                                           January 1996
                                                           ------------

                           MBIA INSURANCE CORPORATION
                STATEMENT OF INVESTMENT OBJECTIVES & GUIDELINES
                -----------------------------------------------



SECTION I. OBJECTIVES
           ----------

     A. Preservation of Capital in the context of maintaining triple-A ratings
        -----------------------
        for MBIA Insurance Corporation ("MBIA Corp.") and supporting recognition of MBIA Corp.'s financial stability and strength by insured bond investors, municipal market intermediaries, and other municipal bond market constituencies.

     B. Subject to A. above, optimization of after-tax investment income to
        ----------------------------------------------------------------
        support the predictability and consistency of company earnings and cash flow.

     C. Subject to A. and B. above, optimization of long-term total returns.
        -------------------------------------------------------------------

     D. Maintenance of reasonable liquidity after taking into account the
        -----------------------------------
        company's other sources of liquidity (including bank credit facilities and cash flow) for potential claims paying and other corporate needs.

Overall, these objectives call for maintenance of high quality investments, avoidance of undue volatility in both income and returns and generally minimal amounts of short-term investments and/or U.S. Treasury obligations for immediate liquidity. MBIA Corp.'s investment selections will be made with a bias to hold for the long-term, and to avoid sales or swaps in the absence of compelling circumstances of tax credit, structural or other economic reasons, and not to rely on short-term trading or market timing to achieve performance. The mix of taxable and tax-exempt investments will vary from time to time with both market conditions and company tax circumstances.

In seeking to achieve these objectives, MBIA Corp. will monitor, evaluate and report on the performance of its investment managers and the portfolio, using appropriate market-related benchmarks. In addition, MBIA Corp. will maintain an awareness of and periodically report on the investment practices and results of key competitors and comply with the constraints or limitations related to guidelines and regulatory or rating agency considerations.

                                                                   EXHIBIT 10.67

CUSTODY AGREEMENT

To:     THE CHASE MANHATTAN BANK, N.A.
        Worldwide Insurance Securities Services
        3 Chase MetroTech Center, 6th Floor
        Brooklyn, New York 11245

Gentlemen:

        We hereby request you to open and to maintain a Custody Account in our name and to hold therein as our custodian, upon the following terms and conditions, all such securities and similar property as shall be received by and acceptable to you for the Custody Account. As used herein, the term Custody Account shall include all such Custody Accounts opened pursuant to this Custody Agreement.

        TRANSACTIONS. Unless you receive contrary written instructions from us, and subject to the provisions of this Agreement, you are authorized:

                (a) To receive all interest and dividends payable on such property and to credit such interest and dividends to the account or accounts of ours with you as are designated by us (hereinafter referred to as the "Cash Account");

                (b) To credit all proceeds received from sales and redemptions of property to the Cash Account;

                (c) To debit the Cash Account for the cost of acquiring property for the Custody Account;

                (d) To present obligations (including coupons) for payment upon maturity, when called for redemption and when income payments are due;

                (e) To exchange securities for other securities where the exchange is purely ministerial as, for example, the exchange of securities in temporary form for securities in definitive form or the mandatory exchange of certificates;

                (f) To sell fractional interests resulting from a stock split or a stock dividend and to credit the Cash Account with the proceeds thereof;

                (g) To convert moneys received with respect to securities of foreign issue into United States dollars whenever it is practical to do so through customary banking channels. In effecting such conversion you may use any method or agency available to you, including the facilities of your own divisions, subsidiaries or affiliates. You shall incur no liability on account of any loss suffered or expense incurred as a result of such conversion, including, without limitation, losses arising from fluctuations in exchange rates affecting any such conversion; and

                (h) To execute in our name, whenever you deem it appropriate, such ownership and other certificates as may be required to obtain payments with respect to, or to effect the sale, transfer or other disposition of, property in our Custody Account and to guarantee as our signature the signature so affixed.

        INSTRUCTIONS. You are authorized to rely and act upon all further written instructions given or purported to be given by one or more officers, employees or agents of ours (i) authorized by or in accordance with a corporate resolution of ours delivered to you or (ii) described as authorized in a certificate delivered to you by our Secretary or an Assistant Secretary or similar officer of ours (each such officer, employee or agent or combination of officers, employees and agents authorized pursuant to clause (i) or described pursuant to clause (ii) of this paragraph is hereinafter referred to as an "Authorized Officer"). (The term "instructions" includes, without limitation, instructions to sell, assign, transfer, deliver, purchase or receive for the Custody Account, any and all stocks, bonds and other securities or to transfer funds in the Custody Account or Cash Account.) You may also rely and act upon instructions when bearing or purporting to bear the facsimile signature of any of the individuals designated by an Authorized Officer regardless of by whom or by what means the actual or purported facsimile signature or signatures thereon may have been affixed thereto if such facsimile signature or signatures resemble the facsimile specimen or specimens from time to time furnished to you by any of such Officers, our Secretary or an Assistant Secretary or similar officer of ours. In addition, you may rely and act upon instructions received by telephone, telex, TWX, facsimile transmission, bank wire or other teleprocess acceptable to you which you believe in good faith to have been given by an Authorized Officer or which are transmitted with proper testing or authentication pursuant to terms and conditions which you may specify. You may also rely and act upon instructions transmitted electronically through your TITAN Data Entry System or any similar electronic instruction system acceptable to you. You shall incur no liability to us or otherwise as a result of any act or omission by you in accordance with instructions on which you are authorized to rely pursuant to the provisions of this paragraph. Any instructions delivered to you by telephone shall promptly thereafter be confirmed in writing by an Authorized Officer, but you shall incur no liability for our failure to send such confirmation in writing, the failure of any such written confirmation to conform to the telephone instructions which you received, the failure of any such written confirmation to be signed or properly signed, or your failure to produce such confirmation at any subsequent time. You shall incur no liability for refraining from acting upon any instructions which for any reason you, in good faith, are unable to verify to your own satisfaction. With respect to instructions received hereunder to transfer funds from the Cash Account to any other account or party, we agree to implement any callback or other authentication method or procedure or security device required by you at any time or from time to time. Unless otherwise expressly provided, all authorizations and instructions shall continue in full force and effect until canceled or superseded by subsequent authorizations or instructions received by your safekeeping account administrator with reasonable opportunity to act thereon. Your authorization to rely and act upon instructions pursuant to this paragraph shall be in addition to, and shall not limit, any other authorization which we may give you regarding our accounts with you.

        We agree that, if you require test arrangements, authentication methods or procedures or other security devices to be used with respect to instructions which we may give hereunder, thereafter instructions given by us shall be given and processed in accordance with terms and conditions for the use of such arrangements, methods or procedures or devices as you may put into effect and modify from time to time. We shall safeguard any testkeys, identification codes or other security devices which you make available to us and agree that we shall be responsible for any loss, liability or damage incurred by you or by us as a result of your acting in accordance with instructions from any unauthorized person using the proper security device. You may electronically record any instructions given by telephone, and any other telephone discussions with respect to the Custody Account or transactions pursuant to this Agreement.

        Except as may be provided otherwise herein, you are authorized to execute our instructions and take other actions pursuant to this Agreement in accordance with your customary processing practices for customers similar to us and, in accordance with such practices, you may retain agents, including subsidiaries or affiliates of yours, to perform certain of such functions.

        In acting upon instructions to deliver securities against payment, you are authorized, in accordance with customary securities processing practices, to deliver such securities to the purchaser thereof or dealer therefor (including to an agent for any such purchaser or dealer) against a receipt, with the expectation of collecting payment from the purchaser, dealer or agent to whom the securities were so delivered before the close of business on the same day.

        REGISTRATION. Unless you receive contrary instructions from us, you are authorized to keep securities in your own vaults registered in the name of your nominee or nominees or, where securities are eligible for deposit in a central depository, such as The Depository Trust Company, the Federal Reserve Bank of New York or the Participants Trust Company, you may use any such depository and permit the registration of registered securities in the name of its nominee or nominees, and we agree to hold you and the nominees harmless from any liability as holders of record. We shall accept the return or delivery of securities of the same class and denomination as those deposited with you by us or otherwise received by you for the Custody Account, and you need not retain the particular certificates so deposited or received.

        If any securities registered in the name of your nominee or held in a central depository and registered in the name of the depository's nominee are called for partial redemption by the issuer of such securities, you are authorized to allot the called portion to the respective beneficial holders of the securities in any manner deemed to be fair and equitable by you in your sole discretion.

        STATEMENTS. You shall notify us of each securities transaction effected for our Custody Account and of income on and redemptions of the property in the Custody Account, as well as furnish us a listing of such property, at such times upon which you and we mutually agree.

        CORPORATE ACTIONS. You shall send us such proxies (signed in blank, if issued in the name of your nominee or a nominee of a central depository) and communications with respect to securities in our Custody Account as call for voting or relate to legal proceedings within a reasonable time after sufficient copies are received by you for forwarding to customers. In addition, you shall follow coupon payments, redemptions, exchanges or similar matters with respect to securities in our Custody Account and advise us of rights issued, tender offers or any other discretionary rights with respect to such securities, in each case, of which you receive notice from the issuer of the securities or as to which notice is published in publications routinely used by you for this purpose.

        CUSTODIAN RESPONSIBILITY. You shall be obligated to indemnify us for any loss of securities and other property in the Custody Account resulting from
(i) your negligence or willful misconduct, (ii) the negligence or willful misconduct of your officers or employees, or (iii) the negligence or willful misconduct of any central depository or other agent retained by you to hold such securities or property. Except as otherwise provided herein, in no event shall you be liable or responsible other than for your own negligence or willful misconduct. In the event of a loss of securities in the Custody Account for which you are required to indemnify us pursuant to this Agreement, you shall promptly replace, at your option, such securities or the value thereof (determined as of the date of the discovery of such loss) and the value of any loss of rights or privileges resulting from the loss of such securities. Subject to your obligations set forth above, you shall be liable to us only to the extent of our general damages (determined based upon the market value of the property which is the subject of the loss at the date of discovery of such loss) suffered or incurred as a result of any act or omission of yours which is a breach of your duties pursuant to this Agreement and for which liability is legally imposed upon you, and in no event shall you be liable for special, consequential or punitive damages. General damages shall mean only those damages as directly and necessarily result from such act or omission without reference to any special conditions or circumstances of ours or of any transaction, whether or not you have been advised of any such special conditions or circumstances.

        All collection and receipt of funds or securities and all payment and delivery of funds or securities under this Agreement shall be made by you as our agent, at our risk with respect to our actions or omissions and those of persons other than you, including, without limitation, the risk associated with the securities processing practice of delivering securities against a receipt and the risk that the counterparty in any transaction into which we enter will not transfer funds or securities or otherwise perform in accordance with our expectation of its obligations thereunder (including, without limitation, where, as a result of such nonperformance, a central depository reverses, or requires repayment of, any credit given in connection with the transfer of securities).

        In no event shall you be responsible or liable for any loss due to forces beyond your control, including, but not limited to, acts of God, flood, fire, nuclear fusion, fission or radiation, war (declared or undeclared), terrorism, insurrection, revolution, riot, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like which restrict or prohibit the providing of the services contemplated by this Agreement, inability to obtain equipment or communications facilities, or the failure of equipment or interruption of communications facilities, and other causes whether or not of the same class or kind as specifically named above. In the event that you are unable substantially to perform for any of the reasons described in the immediately preceding sentence, you shall so notify us as soon as reasonably practicable.

        You shall be responsible for only those duties expressly stated in this Agreement or expressly contained in instructions to perform the services described herein given to you pursuant to the provisions of this Agreement and accepted by you (unless you and we otherwise agree in writing) and, without limiting the foregoing, you shall have no duty or responsibility:

                (a) to supervise the investment of, or make recommendations with respect to the purchase, retention or sale of, securities or other property relating to the Custody Account, or to maintain any insurance on property in the Custody Account for our benefit;

                (b) with regard to any security in the Custody Account as to which a default in the payment of principal or interest has occurred, to give notice of default, make demand for payment or take any other action with respect to such default;

                (c) except as otherwise specifically provided herein, for any act or omission, or for the solvency or insolvency, or notice to us of the solvency or insolvency, of any broker or agent (including any central depository) which is selected by you (in the absence of gross negligence or willful misconduct by you in such selection) or by us or any other person to effect any transaction for the Custody Account or to perform any service under this Agreement;

                (d) to evaluate, or report to us regarding, the financial condition of any person to which you deliver securities or funds pursuant to this Agreement; or

                (e) for any loss occasioned by delay in the actual receipt of notice by you of any payment, redemption or other transaction in respect to which you are authorized to take some action pursuant to this Agreement.

        OVERDRAFTS. The amount by which payments made by you on our behalf with respect to property in, or to be received for, the Custody Account, or with respect to other transactions pursuant to this Agreement, exceed the available funds in the Cash Account shall be deemed a loan from you to us, payable on demand, bearing interest at the rate of interest customarily charged by you on similar loans, provided, however, that you shall have no duty to make any payment if such payment shall exceed the available funds in the Cash Account.

        REIMBURSEMENT. If you choose to credit the Cash Account or the Custody Account on the payable date, or at any time prior to actual collection or receipt, for interest, dividends or redemptions, we shall promptly return to you such amount or property credited, and you may debit the Cash Account or the Custody Account for such amount or property credited, upon your oral or written notification to us that you have been unable to collect such amount or property in the ordinary course of transactions for our account or that such amount or property was incorrectly credited. You shall have no duty to institute legal proceedings, file a claim or proof of claim in any insolvency proceeding or take any action beyond your ordinary collection procedures to collect such amounts or property, but this Agreement shall not limit or waive any rights which we may have against any other person obligated to us.

        RESPONSIBLE AS PRINCIPAL. We agree that we shall be responsible to you as a principal for all of our obligations to you arising under or in connection with this Agreement, notwithstanding that we may be acting on behalf of other persons, and we warrant our authority to deposit in the Custody Account and Cash Account any securities and funds which you or your agents receive therefor and to give instructions relative thereto. We further agree that you shall not be subject to, nor shall your rights and obligations with respect to this Agreement and the Custody Account be affected by, any agreement between us and any such person.
        CREDITING AND DEBITING PROCEDURES. With respect to all transactions for the Custody Account, including, without limitation, dividend and interest payments and sales and redemptions of securities, availability of funds credited to the Cash Account shall be based on the type of funds used in the trade settlement or payment, including, but not limited to, same day availability for federal or same day funds and next business day availability for clearing house or next day funds. Subject to the above, with respect to the purchase and sale of property for the Custody Account, the proceeds from the sale of securities shall be credited to the Cash Account on the date such proceeds are received by you and the cost of securities purchased shall be debited to the Cash Account on the date securities are received by you

        TRANSFER TAXES. You are authorized and directed, unless otherwise instructed in particular transactions, to claim exemption from transfer taxes on all transfers and deliveries of securities held for our Custody Account.

        OTHER ACCOUNTS. From time to time we may instruct you to open and maintain more than one Custody Account for us. Unless we and you otherwise expressly agree, such accounts will be governed by the provisions of this Agreement.

        FEES, INDEMNIFICATION. We agree to pay you compensation for your ser vices pursuant to this Agreement at the fees of which you shall notify us from time to time. We also agree to hold you and your agents harmless from, and to indemnify and reimburse you and them for, all claims, liability, loss and expense (including out-of-pocket and incidental expenses and legal fees) incurred by you or them in connection with our Custody Account or your acting under this Agreement, provided that you or they, as the case may be, have not acted with negligence or willful misconduct with respect to the events resulting in such claims, liability, loss and expense.

        TERMINATION. Either party may terminate this Agreement at any time upon thirty days written notice. Our obligations pursuant to the paragraphs under the headings "Registration", "Overdrafts", "Reimbursement" and "Fees,
Indemnification" shall survive the termination of this Agreement.

        NOTICES. Notices with respect to termination, specification of Authorized Officers and terms and conditions for instructions required hereunder shall be in writing, and shall be deemed to have been duly given if delivered personally, by courier service or by mail, postage prepaid, to the following addresses (or to such other address as either party hereto may from time to time designate by notice duly given in accordance with this paragraph):

                        Mr. Antony Elkins     Account Name: MBIA Corp. Custody
        To us at:       MBIA Corp.                          (Aeltus)
                        113 King Street
                        Armonk, NY 10504

        To you, to the attention of the individual designated by you as the safekeeping account administrator for our account, at:

                                        The Chase Manhattan Bank, N.A.
                                        Worldwide Insurance Securities
                                          Services
                                        3 Chase MetroTech Center, 6th Floor
                                        Brooklyn, New York 11245

        GOVERNING LAW, SUCCESSORS AND ASSIGNS, HEADINGS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York,

                                                                   EXHIBIT 10.68

CUSTODY AGREEMENT

To:     THE CHASE MANHATTAN BANK, N.A.
        Worldwide Insurance Securities Services
        3 Chase MetroTech Center, 6th Floor
        Brooklyn, New York 11245

Gentlemen:

        We hereby request you to open and to maintain a Custody Account in our name and to hold therein as our custodian, upon the following terms and conditions, all such securities and similar property as shall be received by and acceptable to you for the Custody Account. As used herein, the term Custody Account shall include all such Custody Accounts opened pursuant to this Custody Agreement.

        TRANSACTIONS. Unless you receive contrary written instructions from us, and subject to the provisions of this Agreement. you are authorized:

                (a) To receive all interest and dividends payable on such property and to credit such interest and dividends to the account or accounts of ours with you as are designated by us (hereinafter referred to as the "Cash Account");

                (b) To credit all proceeds received from sales and redemptions of property to the Cash Account;

                (c) To debit the Cash Account for the cost of acquiring property for the Custody Account;

                (d) To present obligations (including coupons) for payment upon maturity, when called for redemption and when income payments are due;

                (e) To exchange securities for other securities where the exchange is purely ministerial as, for example, the exchange of securities in temporary form for securities in definitive form or the mandatory exchange of certificates;

                (f) To sell fractional interests resulting from a stock split or a stock dividend and to credit the Cash Account with the proceeds thereof;

                (g) To convert moneys received with respect to securities of foreign issue into United States dollars whenever it is practical to do so through customary banking channels. In effecting such conversion you may use any method or agency available to you, including the facilities of your own divisions, subsidiaries or affiliates. You shall incur no liability on account of any loss suffered or expense incurred as a result of such conversion, including, without limitation, losses arising from fluctuations in exchange rates affecting any such conversion; and

                (h) To execute in our name, whenever you deem it appropriate, such ownership and other certificates as may be required to obtain payments with respect to, or to effect the sale, transfer or other disposition of, property in our Custody Account and to guarantee as our signature the signature so affixed.

        INSTRUCTIONS. You are authorized to rely and act upon all further written instructions given or purported to be given by one or more officers, employees or agents of ours (i) authorized by or in accordance with a corporate resolution of ours delivered to you or (ii) described as authorized in a certificate delivered to you by our Secretary or an Assistant Secretary or similar officer of ours leach such officer, employee or agent or combination of officers, employees and agents authorized pursuant to clause (i) or described pursuant to clause (ii) of this paragraph is hereinafter referred to as an "Authorized Officer"). (The term "instructions" includes, without limitation, instructions to sell, assign, transfer, deliver, purchase or receive for the Custody Account, any and all stocks, bonds and other securities or to transfer funds in the Custody Account or Cash Account.) You may also rely and act upon instructions when bearing or purporting to bear the facsimile signature of any of the individuals designated by an Authorized Officer regardless of by whom or by what means the actual or purported facsimile signature or signatures thereon may have been affixed thereto if such facsimile signature or signatures resemble the facsimile specimen or specimens from time to time furnished to you by any of such Officers, our Secretary or an Assistant Secretary or similar officer of ours. In addition, you may rely and act upon instructions received by telephone, telex, TWX, facsimile transmission, bank wire or other teleprocess acceptable to you which you believe in good faith to have been given by an Authorized Officer or which are transmitted with proper testing or authentication pursuant to terms and conditions which you may specify. You may also rely and act upon instructions transmitted electronically through your TITAN Data Entry System or any similar electronic instruction system acceptable to you. You shall incur no liability to us or otherwise as a result of any act or omission by you in accordance with instructions on which you are authorized to rely pursuant to the provisions of this paragraph. Any instructions delivered to you by telephone shall promptly thereafter be confirmed in writing by an Authorized Officer, but you shall incur no liability for our failure to send such confirmation in writing, the failure of any such written confirmation to conform to the telephone instructions which you received, the failure of any such written confirmation to be signed or properly signed, or your failure to produce such confirmation at any subsequent time. You shall incur no liability for refraining from acting upon any instructions which for any reason you, in good faith, are unable to verify to your own satisfaction. With respect to instructions received hereunder to transfer funds from the Cash Account to any other account or party, we agree to implement any callback or other authentication method or procedure or security device required by you at any time or from time to time. Unless otherwise expressly provided, all authorizations and instructions shall continue in full force and effect until canceled or superseded by subsequent authorizations or instructions received by your safekeeping account administrator with reasonable opportunity to act thereon. Your authorization to rely and act upon instructions pursuant to this paragraph shall be in addition to, and shall not limit, any other authorization which we may give you regarding our accounts with you.

        We agree that, if you require test arrangements, authentication methods or procedures or other security devices to be used with respect to instructions which we may give hereunder, thereafter instructions given by us shall be given and processed in accordance with terms and conditions for the use of such arrangements, methods or procedures or devices as you may put into effect and modify from time to time. We shall safeguard any testkeys, identification codes or other security devices which you make available to us and agree that we shall be responsible for any loss, liability or damage incurred by you or by us as a result of your acting in accordance with instructions from any unauthorized person using the proper security device. You may electronically record any instructions given by telephone, and any other telephone discussions with respect to the Custody Account or transactions pursuant to this Agreement.

        Except as may be provided otherwise herein, you are authorized to execute our instructions and take other actions pursuant to this Agreement in accordance with your customary processing practices for customers similar to us and, in accordance with such practices, you may retain agents, including subsidiaries or affiliates of yours, to perform certain of such functions.

        In acting upon instructions to deliver securities against payment, you are authorized, in accordance with customary securities processing practices, to deliver such securities to the purchaser thereof or dealer therefor (including to an agent for any such purchaser or dealer) against a receipt, with the expectation of collecting payment from the purchaser, dealer or agent to whom the securities were so delivered before the close of business on the same day.

        REGISTRATION. Unless you receive contrary instructions from us, you are authorized to keep securities in your own vaults registered in the name of your nominee or nominees or, where securities are eligible for deposit in a central depository, such as The Depository Trust Company, the Federal Reserve Bank of New York or the Participants Trust Company, you may use any such depository and permit the registration of registered securities in the name of its nominee or nominees, and we agree to hold you and the nominees harmless from any liability as holders of record. We shall accept the return or delivery of securities of the same class and denomination as those deposited with you by us or otherwise received by you for the Custody Account, and you need not retain the particular certificates so deposited or received.

        If any securities registered in the name of your nominee or held in a central depository and registered in the name of the depository's nominee are called for partial redemption by the issuer of such securities, you are authorized to allot the called portion to the respective beneficial holders of the securities in any manner deemed to be fair and equitable by you in your sole discretion.

        STATEMENTS. You shall notify us of each securities transaction effected for our Custody Account and of income on and redemptions of the property in the Custody Account, as well as furnish us a listing of such property, at such times upon which you and we mutually agree.

        CORPORATE ACTIONS. You shall send us such proxies (signed in blank, if issued in the name of your nominee or a nominee of a central depository) and communications with respect to securities in our Custody Account as call for voting or relate to legal proceedings within a reasonable time after sufficient copies are received by you for forwarding to customers. In addition, you shall follow coupon payments, redemptions, exchanges or similar matters with respect to securities in our Custody Account and advise us of rights issued, tender offers or any other discretionary rights with respect to such securities, in each case, of which you receive notice from the issuer of the securities or as to which notice is published in publications routinely used by you for this purpose.

        CUSTODIAN RESPONSIBILITY. You shall be obligated to indemnify us for any loss of securities and other property in the Custody Account resulting from (i) your negligence or willful misconduct, (ii) the negligence or willful misconduct of your officers or employees, or (iii) the negligence or willful misconduct of any central depository or other agent retained by you to hold such securities or property. Except as otherwise provided herein, in no event shall you be liable or responsible other than for your own negligence or willful misconduct. In the event of a loss of securities in the Custody Account for which you are required to indemnify us pursuant to this Agreement, you shall promptly replace, at your option, such securities or the value thereof (determined as of the date of the discovery of such loss) and the value of any loss of rights or privileges resulting from the loss of such securities. Subject to your obligations set forth above, you shall be liable to us only to the extent of our general damages (determined based upon the market value of the property which is the subject of the loss at the date of discovery of such loss) suffered or incurred as a result of any act or omission of yours which is a breach of your duties pursuant to this Agreement and for which liability is legally imposed upon you, and in no event shall you be liable for special, consequential or punitive damages. General damages shall mean only those damages as directly and necessarily result from such act or omission without reference to any special conditions or circumstances of ours or of any transaction, whether or not you have been advised of any such special conditions or circumstances.

        All collection and receipt of funds or securities and all payment and delivery of funds or securities under this Agreement shall be made by you as our agent, at our risk with respect to our actions or omissions and those of persons other than you, including, without limitation, the risk associated with the securities processing practice of delivering securities against a receipt and the risk that the counterparty In any transaction into which we enter will not transfer funds or securities or otherwise perform in accordance with our expectation of its obligations thereunder (including, without limitation, where, as a result of such nonperformance, a central depository reverses, or requires repayment of, any credit given in connection with the transfer of securities).

        In no event shall you be responsible or liable for any loss due to forces beyond your control, including, but not limited to, acts of God, flood, fire, nuclear fusion, fission or radiation, war (declared or undeclared), terrorism, insurrection, revolution, riot, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like which restrict or prohibit the providing of the services contemplated by this Agreement, inability to obtain equipment or communications facilities, or the failure of equipment or interruption of communications facilities, and other causes whether or not of the same class or kind as specifically named above. In the event that you are unable substantially to perform for any of the reasons described in the immediately preceding sentence, you shall so notify us as soon as reasonably practicable.

        You shall be responsible for only those duties expressly stated in this Agreement or expressly contained in instructions to perform the services described herein given to you pursuant to the provisions of this Agreement and accepted by you (unless you and we otherwise agree in writing) and, without limiting the foregoing, you shall have no duty or responsibility:

                (a) to supervise the investment of, or make recommendations with respect to the purchase, retention or sale of, securities or other property relating to the Custody Account, or to maintain any insurance on property in the Custody Account for our benefit;

                (b) with regard to any security in the Custody Account as to which a default in the payment of principal or interest has occurred, to give notice of default, make demand for payment or take any other action with respect to such default;

                (c) except as otherwise specifically provided herein, for any act or omission, or for the solvency or insolvency, or notice to us of the solvency or insolvency, of any broker or agent (including any central depository) which is selected by you (in the absence of gross negligence or willful misconduct by you in such selection) or by us or any other person to effect any transaction for the Custody Account or to perform any service under this Agreement;

                (d) to evaluate, or report to us regarding, the financial condition of any person to which you deliver securities or funds pursuant to this Agreement; or

                (e) for any loss occasioned by delay in the actual receipt of notice by you of any payment, redemption or other transaction in respect to which you are authorized to take some action pursuant to this Agreement.

        OVERDRAFTS. The amount by which payments made by you on our behalf with respect to property in, or to be received for, the Custody Account, or with respect to other transactions pursuant to this Agreement, exceed the available funds in the Cash Account shall be deemed a loan from you to us, payable on demand, bearing interest at the rate of interest customarily charged by you on similar loans, provided, however, that you shall have no duty to make any payment if such payment shall exceed the available funds in the Cash Account.

        REIMBURSEMENT. If you choose to credit the Cash Account or the Custody Account on the payable date, or at any time prior to actual collection or receipt, for interest, dividends or redemptions, we shall promptly return to you such amount or property credited, and you may debit the Cash Account or the Custody Account for such amount or property credited, upon your oral or written notification to us that you have been unable to collect such amount or property in the ordinary course of transactions for our account or that such amount or property was incorrectly credited. You shall have no duty to institute legal proceedings, file a claim or proof of claim in any insolvency proceeding or take any action beyond your ordinary collection procedures to collect such amounts or property, but this Agreement shall not limit or waive any rights which we may have against any other person obligated to us.

        RESPONSIBLE AS PRINCIPAL. We agree that we shall be responsible to you as a principal for all of our obligations to you arising under or in connection with this Agreement, notwithstanding that we may be acting on behalf of other persons, and we warrant our authority to deposit in the Custody Account and Cash Account any securities and funds which you or your agents receive therefor and to give instructions relative thereto. We further agree that you shall not be subject to, nor shall your rights and obligations with respect to this Agreement and the Custody Account be affected by, any agreement between us and any such person.

        CREDITING AND DEBITING PROCEDURES. With respect to all transactions for the Custody Account, including, without limitation, dividend and interest payments and sales and redemptions of securities, availability of funds credited to the Cash Account shall be based on the type of funds used in the trade settlement or payment, including, but not limited to, same day availability for federal or same day funds and next business day availability for clearing house or next day funds. Subject to the above, with respect to the purchase and sale of property for the Custody Account, the proceeds from the sale of securities shall be credited to the Cash Account on the date such proceeds are received by you and the cost of securities purchased shall be debited to the Cash Account on the date securities are received by you.

        TRANSFER TAXES. You are authorized and directed, unless otherwise instructed in particular transactions, to claim exemption from transfer taxes on all transfers and deliveries of securities held for our Custody Account.

        OTHER ACCOUNTS. From time to time we may instruct you to open and maintain more than one Custody Account for us. Unless we and you otherwise expressly agree, such accounts will be governed by the provisions of this Agreement.

        FEES, INDEMNIFICATION. We agree to pay you compensation for your services pursuant to this Agreement at the fees of which you shall notify us from time to time. We also agree to hold you and your agents harmless from, and to indemnify and reimburse you and them for, all claims, liability, loss and expense (including out-of-pocket and incidental expenses and legal fees) incurred by you or them in connection with our Custody Account or your acting under this Agreement, provided that you or they, as the case may be, have not acted with negligence or willful misconduct with respect to the events resulting in such claims, liability, loss and expense.

        TERMINATION. Either party may terminate this Agreement at any time upon thirty days written notice. Our obligations pursuant to the paragraphs under the headings "Registration", "Overdrafts", "Reimbursement" and "Fees,
Indemnification" shall survive the termination of this Agreement.

        NOTICES. Notices with respect to termination, specification of Authorized Officers and terms and conditions for instructions required hereunder shall be in writing, and shall be deemed to have been duly given if delivered personally, by courier service or by mail, postage prepaid, to the following addresses (or to such other address as either party hereto may from time to time designate by notice duly given in accordance with this paragraph):

                        MBIA Corp.
          To us at:     Attn: Antony Elkins
                        113 King Street
                        Armonk, NY 10504
                        Account Name: MBIA Corp. Custody

        To you, to the attention of the individual designated by you as the safekeeping account administrator for our account, at:

                                The Chase Manhattan Bank, N.A.
                                Worldwide Insurance Securities
                                  Services
                                3 Chase MetroTech Center, 6th Floor
                                Brooklyn, New York 11245

        GOVERNING LAW, SUCCESSORS AND ASSIGNS, HEADINGS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to laws as to conflicts of laws, and shall be binding on our and your respective successors and assigns. The headings of the paragraphs hereof are included for convenience of reference only and do not form a part of this Agreement.

        PRIOR PROPOSALS. This Agreement contains the complete agreement of the parties hereto with respect to the Custody Account (except as may be expressly provided to the contrary herein) and supersedes and replaces any previously made proposals, representations, warranties or agreements with respect thereto by either or both of the parties hereto. This Agreement shall become effective upon execution hereof by us and acceptance by you.

        SEPARABILITY. Any provisions of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        SPECIAL TERMS. The following additional terms and provisions, if any, are included in and constitute a part of this Agreement:

                                        Municipal Bond Investors
                                          Assurance Corporation
                                        ------------------------

                                        By: /s/ Christopher W. Tully
                                            ---------------------------
                                        Title: Treasurer
                                               ------------------------
Accepted by:                            Date: March 1, 1995
                                              -------------------------
THE CHASE MANHATTAN BANK, N.A.
By: /s/ Lawrence W. Young
    ----------------------------
Title: Second Vice President
       -------------------------
Date:  2/21/95
       -------------------------

                                                                   EXHIBIT 10.69

CUSTODY AGREEMENT

To:     THE CHASE MANHATTAN BANK, N.A.
        Worldwide Insurance Securities Services
        3 Chase MetroTech Center, 6th Floor
        Brooklyn, New York 11245

Gentlemen:

        We hereby request you to open and to maintain a Custody Account in our name and to hold therein as our custodian, upon the following terms and conditions, all such securities and similar property as shall be received by and acceptable to you for the Custody Account. As used herein, the term Custody Account shall include all such Custody Accounts opened pursuant to this Custody Agreement.

        TRANSACTIONS. Unless you receive contrary written instructions from us, and subject to the provisions of this Agreement, you are authorized:

                (a) To receive all interest and dividends payable on such property and to credit such interest and dividends to the account or accounts of ours with you as are designated by us (hereinafter referred to as the "Cash Account");

                (b) To credit all proceeds received from sales and redemptions of property to the Cash Account;

                (c) To debit the Cash Account for the cost of acquiring property for the Custody Account;

                (d) To present obligations (including coupons) for payment upon maturity, when called for redemption and when income payments are due;

                (e) To exchange securities for other securities where the exchange is purely ministerial as, for example, the exchange of securities in temporary form for securities in definitive form or the mandatory exchange of certificates;

                (f) To sell fractional interests resulting from a stock split or a stock dividend and to credit the Cash Account with the proceeds thereof;

                (g) To convert moneys received with respect to securities of foreign issue into United States dollars whenever it is practical to do so through customary banking channels. In effecting such conversion you may use any method or agency available to you, including the facilities of your own divisions, subsidiaries or affiliates. You shall incur no liability on account of any loss suffered or expense incurred as a result of such conversion, including, without limitation, losses arising from fluctuations in exchange rates affecting any such conversion; and

                (h) To execute in our name, whenever you deem it appropriate, such ownership and other certificates as may be required to obtain payments with respect to, or to effect the sale, transfer or other disposition of, property in our Custody Account and to guarantee as our signature the signature so affixed.

        INSTRUCTIONS. You are authorized to rely and act upon all further written instructions given or purported to be given by one or more officers, employees or agents of ours {i) authorized by or in accordance with a corporate resolution of ours delivered to you or (ii) described as authorized in a certificate delivered to you by our Secretary or an Assistant Secretary or similar officer of ours (each such officer, employee or agent or combination of officers, employees and agents authorized pursuant to clause (i) or described pursuant to clause (ii) of this paragraph is hereinafter referred to as an "Authorized Officer"). (The term "instructions" includes, without limitation, instructions to sell, assign, transfer, deliver, purchase or receive for the Custody Account, any and all stocks, bonds and other securities or to transfer funds in the Custody Account or Cash Account.) You may also rely and act upon instructions when bearing or purporting to bear the facsimile signature of any of the individuals designated by an Authorized Officer regardless of by whom or by what means the actual or purported facsimile signature or signatures thereon may have been affixed thereto if such facsimile signature or signatures resemble the facsimile specimen or specimens from time to time furnished to you by any of such Officers, our Secretary or an Assistant Secretary or similar officer of ours. In addition, you may rely and act upon instructions received by telephone, telex, TWX, facsimile transmission, bank wire or other teleprocess acceptable to you which you believe in good faith to have been given by an Authorized Officer or which are transmitted with proper testing or authentication pursuant to terms and conditions which you may specify. You may also rely and act upon instructions transmitted electronically through your TITAN Data Entry System or any similar electronic instruction system acceptable to you. You shall incur no liability to us or otherwise as a result of any act or omission by you in accordance with instructions on which you are authorized to rely pursuant to the provisions of this paragraph. Any instructions delivered to you by telephone shall promptly thereafter be confirmed in writing by an Authorized Officer, but you shall incur no liability for our failure to send such confirmation in writing, the failure of any such written confirmation to conform to the telephone instructions which you received, the failure of any such written confirmation to be signed or properly signed, or your failure to produce such confirmation at any subsequent time. You shall incur no liability for refraining from acting upon any instructions which for any reason you, in good faith, are unable to verify to your own satisfaction. With respect to instructions received hereunder to transfer funds from the Cash Account to any other account or party, we agree to implement any callback or other authentication method or procedure or security device required by you at any time or from time to time. Unless otherwise expressly provided, all authorizations and instructions shall continue in full force and effect until canceled or superseded by subsequent authorizations or instructions received by your safekeeping account administrator with reasonable opportunity to act thereon. Your authorization to rely and act upon instructions pursuant to this paragraph shall be in addition to, and shall not limit, any other authorization which we may give you regarding our accounts with you.

        We agree that, if you require test arrangements, authentication methods or procedures or other security devices to be used with respect to instructions which we may give hereunder, thereafter instructions given by us shall be given and processed in accordance with terms and conditions for the use of such arrangements, methods or procedures or devices as you may put into effect and modify from time to time. We shall safeguard any testkeys, identification codes or other security devices which you make available to us and agree that we shall be responsible for any loss, liability or damage incurred by you or by us as a result of your acting in accordance with instructions from any unauthorized person using the proper security device. You may electronically record any instructions given by telephone, and any other telephone discussions with respect to the Custody Account or transactions pursuant to this Agreement.

        Except as may be provided otherwise herein, you are authorized to execute our instructions and take other actions pursuant to this Agreement in accordance with your customary processing practices for customers similar to us and, in accordance with such practices, you may retain agents, including subsidiaries or affiliates of yours, to perform certain of such functions.

        In acting upon instructions to deliver securities against payment, you are authorized, in accordance with customary securities processing practices, to deliver such securities to the purchaser thereof or dealer therefor (including to an agent for any such purchaser or dealer) against a receipt, with the expectation of collecting payment from the purchaser, dealer or agent to whom the securities were so delivered before the close of business on the same day.

        REGISTRATION. Unless you receive contrary instructions from us, you are authorized to keep securities in your own vaults registered in the name of your nominee or nominees or, where securities are eligible for deposit in a central depository, such as The Depository Trust Company, the Federal Reserve Bank of New York or the Participants Trust Company, you may use any such depository and permit the registration of registered securities in the name of its nominee or nominees, and we agree to hold you and the nominees harmless from any liability as holders of record. We shall accept the return or delivery of securities of the same class and denomination as those deposited with you by us or otherwise received by you for the Custody Account, and you need not retain the particular certificates so deposited or received.

        If any securities registered in the name of your nominee or held in a central depository and registered in the name of the depository's nominee are called for partial redemption by the issuer of such securities, you are authorized to allot the called portion to the respective beneficial holders of the securities in any manner deemed to be fair and equitable by you in your sole discretion.

        STATEMENTS. You shall notify us of each securities transaction effected for our Custody Account and of income on and redemptions of the property in the Custody Account, as well as furnish us a listing of such property, at such times upon which you and we mutually agree.

        CORPORATE ACTIONS. You shall send us such proxies (signed in blank, if issued in the name of your nominee or a nominee of a central depository) and communications with respect to securities in our Custody Account as call for voting or relate to legal proceedings within a reasonable time after sufficient copies are received by you for forwarding to customers. In addition, you shall follow coupon payments, redemptions, exchanges or similar matters with respect to securities in our Custody Account and advise us of rights issued, tender offers or any other discretionary rights with respect to such securities, in each case, of which you receive notice from the issuer of the securities or as to which notice is published in publications routinely used by you for this purpose.

        CUSTODIAN RESPONSIBILITY. You shall be obligated to indemnify us for any loss of securities and other property in the Custody Account resulting from (i) your negligence or willful misconduct, (ii) the negligence or willful misconduct of your officers or employees, or (iii) the negligence or willful misconduct of any central depository or other agent retained by you to hold such securities or property. Except as otherwise provided herein, in no event shall you be liable or responsible other than for your own negligence or willful misconduct. In the event of a loss of securities in the Custody Account for which you are required to indemnify us pursuant to this Agreement, you shall promptly replace, at your option, such securities or the value thereof (determined as of the date of the discovery of such loss) and the value of any loss of rights or privileges resulting from the loss of such securities. Subject to your obligations set forth above, you shall be liable to us only to the extent of our general damages (determined based upon the market value of the property which is the subject of the loss at the date of discovery of such loss) suffered or incurred as a result of any act or omission of yours which is a breach of your duties pursuant to this Agreement and for which liability is legally imposed upon you, and in no event shall you be liable for special, consequential or punitive damages. General damages shall mean only those damages as directly and necessarily result from such act or omission without reference to any special conditions or circumstances of ours or of any transaction, whether or not you have been advised of any such special conditions or circumstances.

        All collection and receipt of funds or securities and all payment and delivery of funds or securities under this Agreement shall be made by you as our agent, at our risk with respect to our actions or omissions and those of persons other than you, including, without limitation, the risk associated with the securities processing practice of delivering securities against a receipt and the risk that the counterparty in any transaction into which we enter will not transfer funds or securities or otherwise perform in accordance with our expectation of its obligations thereunder (including, without limitation, where, as a result of such nonperformance, a central depository reverses, or requires repayment of, any credit given in connection with the transfer of securities).

        In no event shall you be responsible or liable for any loss due to forces beyond your control, including, but not limited to, acts of God, flood, fire, nuclear fusion, fission or radiation, war (declared or undeclared), terrorism, insurrection, revolution, riot, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like which restrict or prohibit the providing of the services contemplated by this Agreement, inability to obtain equipment or communications facilities, or the failure of equipment or interruption of communications facilities, and other causes whether or not of the same class or kind as specifically named above. In the event that you are unable substantially to perform for any of the reasons described in the immediately preceding sentence, you shall so notify us as soon as reasonably practicable.

        You shall be responsible for only those duties expressly stated in this Agreement or expressly contained in instructions to perform the services described herein given to you pursuant to the provisions of this Agreement and accepted by you (unless you and we otherwise agree in writing) and, without limiting the foregoing, you shall have no duty or responsibility:

                (a) to supervise the investment of, or make recommendations with respect to the purchase, retention or sale of, securities or other property relating to the Custody Account, or to maintain any insurance on property in the Custody Account for our benefit;

                (b) with regard to any security in the Custody Account as to which a default in the payment of principal or interest has occurred, to give notice of default, make demand for payment or take any other action with respect to such default:

                (c) except as otherwise specifically provided herein, for any act or omission, or for the solvency or insolvency, or notice to us of the solvency or insolvency, of any broker or agent (including any central depository) which is selected by you (in the absence of gross negligence or willful misconduct by you in such selection) or by us or any other person to effect any transaction for the Custody Account or to perform any service under this Agreement:

                (d) to evaluate, or report to us regarding, the financial condition of any person to which you deliver securities or funds pursuant to this Agreement; or

                (e) for any loss occasioned by delay in the actual receipt of notice by you of any payment, redemption or other transaction in respect to which you are authorized to take some action pursuant to this Agreement.

        OVERDRAFTS. The amount by which payments made by you on our behalf with respect to property in, or to be received for, the Custody Account, or with respect to other transactions pursuant to this Agreement, exceed the available funds in the Cash Account shall be deemed a loan from you to us, payable on demand, bearing interest at the rate of interest customarily charged by you on similar loans, provided, however, that you shall have no duty to make any payment if such payment shall exceed the available funds in the Cash Account.

        REIMBURSEMENT. If you choose to credit the Cash Account or the Custody Account on the payable date, or at any time prior to actual collection or receipt, for interest, dividends or redemptions, we shall promptly return to you such amount or property credited, and you may debit the Cash Account or the Custody Account for such amount or property credited, upon your oral or written notification to us that you have been unable to collect such amount or property in the ordinary course of transactions for our account or that such amount or property was incorrectly credited. You shall have no duty to institute legal proceedings, file a claim or proof of claim in any insolvency proceeding or take any action beyond your ordinary collection procedures to collect such amounts or property, but this Agreement shall not limit or waive any rights which we may have against any other person obligated to us.

        RESPONSIBLE AS PRINCIPAL. We agree that we shall be responsible to you as a principal for all of our obligations to you arising under or in connection with this Agreement, notwithstanding that we may be acting on behalf of other persons, and we warrant our authority to deposit in the Custody Account and Cash Account any securities and funds which you or your agents receive therefor and to give instructions relative thereto. We further agree that you shall not be subject to, nor shall your rights and obligations with respect to this Agreement and the Custody Account be affected by, any agreement between us and any such person.

        CREDITING AND DEBITING PROCEDURES. With respect to all transactions for the Custody Account, including, without limitation, dividend and interest payments and sales and redemptions of securities, availability of funds credited to the Cash Account shall be based on the type of funds used in the trade settlement or payment, including, but not limited to, same day availability for federal or same day funds and next business day availability for clearing house or next day funds. Subject to the above, with respect to the purchase and sale of property for the Custody Account, the proceeds from the sale of securities shall be credited to the Cash Account on the date such proceeds are received by you and the cost of securities purchased shall be debited to the Cash Account on the date securities are received by you.

        TRANSFER TAXES. You are authorized and directed, unless otherwise instructed in particular transactions, to claim exemption from transfer taxes on all transfers and deliveries of securities held for our Custody Account.

        OTHER ACCOUNTS. From time to time we may instruct you to open and maintain more than one Custody Account for us. Unless we and you otherwise expressly agree, such accounts will be governed by the provisions of this Agreement.

        FEES, INDEMNIFICATION. We agree to pay you compensation for your services pursuant to this Agreement at the fees of which you shall notify us from time to time. We also agree to hold you and your agents harmless from, and to indemnify and reimburse you and them for, all claims, liability, loss and expense (including out-of-pocket and incidental expenses and legal fees) incurred by you or them in connection with our Custody Account or your acting under this Agreement, provided that you or they, as the case may be, have not acted with negligence or willful misconduct with respect to the events resulting in such claims, liability, loss and expense.

        TERMINATION. Either party may terminate this Agreement at any time upon thirty days written notice. Our obligations pursuant to the paragraphs under the headings "Registration", "Overdrafts", "Reimbursement" and "Fees,
Indemnification" shall survive the termination of this Agreement.

        NOTICES. Notices with respect to termination, specification of Authorized Officers and terms and conditions for instructions required hereunder shall be in writing, and shall be deemed to have been duly given if delivered personally, by courier service or by mail, postage prepaid, to the following addresses (or to such other address as either party hereto may from time to time designate by notice duly given in accordance with this paragraph):

        To us at:       MBIA Inc.        Account Name: MBIA Inc. Custody
                        Attn:   Antony Elkins
                        113 King Street
                        Armonk, NY 10504

        To you, to the attention of the individual designated by you as the safekeeping account administrator for our account, at:

                                        The Chase Manhattan Bank, N.A.
                                        Worldwide Insurance Securities
                                          Services
                                        3 Chase MetroTech Center, 6th Floor
                                        Brooklyn, New York 11245

        GOVERNING LAW, SUCCESSORS AND ASSIGNS, HEADINGS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to laws as to conflicts of laws, and shall be binding on our and your respective successors and assigns. The headings of the paragraphs hereof are included for convenience of reference only and do not form a part of this Agreement.

        PRIOR PROPOSALS. This Agreement contains the complete agreement of the parties hereto with respect to the Custody Account (except as may be expressly provided to the contrary herein) and supersedes and replaces any previously made proposals, representations, warranties or agreements with respect thereto by either or both of the parties hereto. This Agreement shall become effective upon execution hereof by us and acceptance by you.

        SEPARABILITY. Any provisions of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        SPECIAL TERMS. The following additional terms and provisions, if any, are included in and constitute a part of this Agreement:

                                                  MBIA Inc.
                                            -----------------------------
                                        By: /s/ Christopher W. Tully
                                            -----------------------------
                                        Title: Treasurer
                                               --------------------------
Accepted by:                            Date:  March 1, 1995
                                               --------------------------
THE CHASE MANHATTAN BANK, N.A.
By: /s/ Lawrence W. Young
    -----------------------------
Title: Second Vice President
       --------------------------
Date:  2/21/95
       --------------------------

                                                                   EXHIBIT 10.70

                                                                       EXHIBIT A

                                   MBIA INC.
                              1996 INCENTIVE PLAN
                       (EFFECTIVE AS OF JANUARY 1, 1996)

1.      PURPOSE.
        The purposes of the Plan are to enable the Company and its Subsidiaries to attract, retain, motivate and reward the best qualified executive officers and key employees by providing them with the opportunity to earn competitive compensation directly linked to the Company's performance.

2.      DEFINITIONS.
        Unless the context requires otherwise, the following words as used in the Plan shall have the meanings ascribed to each below, it being understood that masculine, feminine and neuter pronouns are used interchangeably and that each comprehends the others.

        (a) "Board" shall mean the Board of Directors of the Company.

        (b) "Committee" shall mean the Compensation and Organization Committee of the Board (or such other committee of the Board that the Board shall designate from time to time) or any subcommittee thereof consisting of two or more directors each of whom is an "outside director" within the meaning of
Section 162(m).

        (c) "Company" shall mean MBIA Inc.

        (d) "Covered Employee" shall have the meaning set forth in
Section 162(m).

        (e) "Participant" shall mean (i) each executive officer of the Company and (ii) each other key employee of the Company or a Subsidiary whom the Committee designates as a participant under the Plan.

        (f) "Performance Period" shall mean each calendar year or multi-year cycle as determined by the Committee.

        (g) "Plan" shall mean the MBIA Inc. 1996 Incentive Plan, as set forth herein and as may be amended from time to time.

        (h) "Section 162(m)" shall mean Section 162(m) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (including any proposed regulations).

        (i) "Subsidiary" shall mean any corporation in which the Company owns, directly or indirectly, stock representing more than 50% of the voting power of all classes of stock entitled to vote.

3.      ADMINISTRATION.

        The Committee shall administer and interpret the Plan, provided that, in no event, shall the Plan be interpreted in a manner which would cause any award intended to be qualified as performance-based compensation under Section 162(m) to fail to so qualify. The Committee shall establish the performance objectives for any calendar year in accordance with Section 4 and certify whether such performance objectives have been obtained. Any determination made by the Committee under the Plan shall be final and conclusive. The Committee may employ such legal counsel, consultants and agents (including counsel or agents who are employees of the Company or a Subsidiary) as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any

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

such counsel or consultant or agent and any computation received from such consultant or agent. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company. No member or former member of the Board or the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan other than as a result of such individual's willful misconduct.

4.      BONUSES.

        (a) Performance Criteria. Within 90 days after each Performance
Period begins (or such other date as may be required or permitted under Section 162(m)), the Committee shall establish the performance objective or objectives that must be satisfied in order for a Participant to receive a bonus for such Performance Period. Unless the Committee determines at the time of grant not to qualify the award as performance-based compensation under Section 162(m), any such performance objectives will be based upon the relative or comparative achievement of one or more of the following criteria, as determined by the
Committee: (i) consolidated earnings before income taxes; (ii) earnings per share; (iii) book value per share; (iv) return on shareholders equity; (v) the relative performance of peer group companies; (vi) expense management; (vii) return on investment; (viii) improvements in capital structure; (ix) profitability of an identifiable business unit or product; (x) maintenance or improvement of product margins; and (xi) ratio of claims to revenues.

        (b) Maximum Amount Payable. If the Committee certifies in writing that any of the performance objectives established for the relevant Performance Period under Section 4(a) has been satisfied, each Participant who is employed by the Company or one of its Subsidiaries on the last day of the Performance Period for which the bonus is payable shall be entitled to receive (i) an annual bonus in an amount not to exceed $1,000,000 and/or (ii) a long-term award in an amount not to exceed $3,000,000. If a Participant's employment terminates for any reason (including, without limitation, his death, disability or retirement under the terms of any retirement plan maintained by the Company or a Subsidiary) prior to the last day of the Performance Period for which the bonus is payable, such Participant shall receive a bonus equal to the maximum bonus payable to such Participant under the preceding sentence multiplied by a fraction, the numerator of which is the number of days that have elapsed during the Performance Period in which the termination occurs prior to and including the date of the Participant's termination of employment and the denominator of which is the total number of days in the Performance Period.

        (c) Negative Discretion. Notwithstanding anything else contained in
Section 4(b) to the contrary, the Committee shall have the right, in its absolute discretion, (i) to reduce or eliminate the amount otherwise payable to any Participant under Section 4(b) based on individual performance or any other factors that the Committee, in its discretion, shall deem appropriate and (ii) to establish rules or procedures that have the effect of limiting the amount payable to each Participant to an amount that is less than the maximum amount otherwise authorized under Section 4(b).

        (d) Affirmative Discretion. Notwithstanding any other provision in the Plan to the contrary, (i) the Committee shall have the right, in its discretion, to pay to any Participant who is not a Covered Employee a bonus for the year in which the amount paid would ordinarily be deductible by the Company for federal income tax purposes in an amount up to the maximum bonus payable under Section 4(b), based on individual performance or any other criteria that the Committee deems appropriate and (ii) in connection with the hiring any person who is or becomes Covered Employee, the Committee may provide for a minimum bonus amount in any Performance Period, regardless of whether performance objectives are attained.

5.      PAYMENT.

        Except as otherwise provided hereunder, payment of any bonus amount determined under Section 4 shall be made to each Participant as soon as practicable after the Committee certifies that one or more of the applicable performance objectives have been attained (or, in the case of any bonus payable under the provisions of Section 4(d), after the Committee determines the amount of any such bonus).

6.      FORM OF PAYMENT.

        The Committee shall determine whether any bonus payable under the 1996 Plan is payable in cash, in shares of Common Stock or in any combination thereof. The Committee shall have the right to impose whatever conditions it deems appropriate with respect to the award of shares of Common Stock, including conditioning the vesting of such shares on the performance of additional service. The maximum number of shares available for issuance under the Plan shall be 1,500,000.

7.       GENERAL PROVISIONS.

        (a) Effectiveness of the Plan. The Plan shall be effective with respect to calendar years beginning on or after January 1, 1996 and ending on or before December 31, 2000, unless the term hereof is extended by action of the Board.

        (b) Amendment and Termination. Notwithstanding Section 6(a), the Board or the Committee may at any time amend, suspend, discontinue or terminate the Plan; provided, however, that no such action shall be effective without approval by the shareholders of the Company to the extent necessary to continue to qualify the amounts payable hereunder to Covered Employees as performance-based compensation under Section 162(m).

        (c) Designation of Beneficiary. Each Participant may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payments which may be made following the Participant's death. Such designation may be changed or canceled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made in a form approved by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant's spouse or, if no spouse survives the Participant, the Participant's estate. If a Participant designates more than one beneficiary, the rights of such beneficiaries shall be payable in equal shares, unless the Participant has designated otherwise.

        (d) No Right of Continued Employment. Nothing in this Plan shall be construed as conferring upon any Participant any right to continue in the employment of the Company or any of its Subsidiaries.

        (e) No Limitation on Corporate Actions. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on any awards made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

        (f) Nonalienation of Benefits. Except as expressly provided herein, no Participant or beneficiary shall have the power or right to transfer, anticipate, or otherwise encumber the Participant's interest under the Plan. The Company's obligations under this Plan are not assignable or transferable except to (i) a corporation which acquires all or substantially all of the Company's assets or (ii) any corporation into which the Company may be merged or consolidated. The provisions of the Plan shall inure to the benefit of each Participant and the Participant's beneficiaries, heirs, executors, administrators or successors in interest.

        (g) Withholding. Any amount payable to a Participant or a beneficiary under this Plan shall be subject to any applicable Federal, state and local income and employment taxes and any other amounts that the Company or a Subsidiary is required at law to deduct and withhold from such payment.

        (h) Severability. If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

        (i) Governing Law. The Plan shall be construed in accordance with and governed by the laws of the State of New York, without reference to the principles of conflict of laws.

        (j) Headings. Headings are inserted in this Plan for convenience of reference only and are to be ignored in a construction of the provisions of the Plan.